UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: February 28,

Date of reporting period: February 28, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / FEBRUARY 28, 2009

Legg Mason Partners

Managed Municipals Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current interest income, which is excluded from gross income for regular federal income tax purposes, to the extent consistent with prudent investment management and the preservation of capital*.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”) and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended February 28, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 0.9% and 2.8% during the first and second quarters of 2008, respectively. Contributing to the economy’s expansion during the second quarter were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982.

When the reporting period began, there was speculation as to whether the U.S. would experience a recession and, if so, how deep and prolonged it would be. This speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. Regardless of how one defines a recession, it has felt as if we have been in the midst of an economic slowdown for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has continued to weaken. The Commerce Department reported that spending by consumers declined 3.8% during the third quarter of 2008 and fell 4.3% in the fourth quarter.

In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last fourteen months ended February 2009. Over that period, 4.4 million jobs were lost, with nearly half of the total occurring during the last three months. In addition, in February 2009, the unemployment rate hit 8.1%, the highest since 1983. Another strain on the economy, the housing market, has yet to bottom. According to the National Association of Realtors, existing home sales fell to a nearly twelve-year low in January 2009, with nearly half of the sales involving distressed property transactions, such as foreclosures.

Legg Mason Partners Managed Municipals Fund	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiii was 3.00%. After cutting rates a total of 1.25%, from 4.25% to 3.00% in January 2008, the Fed lowered rates again in March and April to 2.00%. The Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent — a historic low — and maintained this stance during its next meetings in January and March 2009. In conjunction with the March meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee will maintain the target range for the federal funds rate at 0 to 1/4 percent and anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. In recent months, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). TALF will initially lend up to $200 billion to eligible owners of certain AAA-rated asset-backed securities backed by newly and recently originated auto loans, credit card loans, student loans and Small Business Administration (“SBA”) guaranteed loans. The Fed has also floated the idea of purchasing certain Treasury securities in an attempt to bring down long-term interest rates.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended February 28, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime

II	Legg Mason Partners Managed Municipals Fund

segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true during much of the second half of the reporting period, as the turmoil in the financial markets and sharply falling stock prices often caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended February 28, 2009, two-year Treasury yields fell from 1.65% to 1.00%. Over the same time frame, ten-year Treasury yields moved from 3.53% to 3.02%.

The municipal bond market outperformed its taxable bond counterpart over the twelve months ended February 28, 2009. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned 5.18% and 2.06%, respectively. While the aforementioned flight to quality into Treasuries negatively impacted the tax-free bond market on several occasions, municipal securities significantly outperformed the taxable market toward the end of the reporting period as investors were drawn to their attractive yields.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced

Legg Mason Partners Managed Municipals Fund	III

Letter from the chairman continued

website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Legg Mason Partners Managed Municipals Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 27, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

Iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Managed Municipals Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital. The managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions.

As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. The Fund focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities, at the time of purchase, from one to over thirty years. The Fund invests primarily in investment grade bonds, but can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities that the managers determine to be of equivalent quality.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the bond market experienced periods of unnerving volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate.

The yield on two- and ten-year Treasuries began the reporting period at 1.65% and 3.53%, respectively. After initially trading in a fairly narrow range, Treasury yields moved higher from April through early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets led to an extreme “flight to quality.” Investors’ risk aversion further intensified from September through November given the severe disruptions in the global financial markets. During this time, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	1

Fund overview continued

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. This was triggered by concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 1.00% and 3.02%, respectively.

Tax-free bonds were not immune to the volatility in the financial markets during the reporting period. In addition to increased risk aversion, the municipal market was pressured by issues related to monoline bond insurers and a lack of liquidity. In addition, there were fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. However, thanks to a strong rally toward the end of the reporting period, municipal bonds outperformed their taxable counterparts. During the twelve months ended February 28, 2009, the Barclays Capital Municipal Bond Indexiii returned 5.18%, versus the 2.06% gain by the Barclays Capital U.S. Aggregate Indexiv.

Q. How did we respond to these changing market conditions?

A. During the reporting period, two major themes played out. The municipal yield curve steepened dramatically from a very flat to a more normal or, at various times, steep slope. Additionally, credit quality spreads widened substantially as deleveraging and forced selling in the municipal market created a scenario where higher quality was much more in demand. As a result of these developments, we extended the Fund’s durationv and added some attractively valued lower-quality securities to the portfolio. This adjustment of the portfolio’s composition and structure produced mixed results as the market responded to incoming economic news.

Performance review

For the twelve months ended February 28, 2009, Class A shares of Legg Mason Partners Managed Municipals Fund, excluding sales charges, returned 0.28%. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 5.18% for the same period. The Lipper General Municipal Debt Funds Category Average1 returned -0.60% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended February 28, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 239 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

PERFORMANCE SNAPSHOT as of February 28, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Managed Municipals Fund — Class A Shares	-4.47%	0.28%
Barclays Capital Municipal Bond Index	0.05%	5.18%
Lipper General Municipal Debt Funds Category Average[1]	-4.58%	-0.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class 1 shares[2] returned -4.42%, Class B shares returned -4.78%, Class C shares returned -4.73% and Class I shares returned -4.38% over the six months ended February 28, 2009. Excluding sales charges, Class 1 shares returned 0.35%, Class B shares returned -0.32%, Class C shares returned -0.27% and Class I shares returned 0.46% over the twelve months ended February 28, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended February 28, 2009 for Class 1, A, B, C and I shares were 4.81%, 4.69%, 4.39%, 4.31% and 5.08%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class 1, A, B, C and I shares would have been 4.78%, 4.69%, 4.39%, 4.31% and 5.08%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated June 11, 2008, the gross total operating expense ratios for Class 1, Class A, Class B, Class C and Class I shares were 0.69%, 0.69%, 1.23%, 1.23% and 0.51%, respectively.
As a result of an expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class 1 shares will not exceed the total net annual operating expenses of Class A shares less the 12b-1 differential of 0.15%. This expense limitation may be reduced or terminated at any time.

Q. What were the leading contributors to performance?

A. Relative to the benchmark, an overweight to the Pre-refundedvi sector of the municipal market was a substantial contributor to performance as credit spreads widened significantly during the fiscal year. We greatly reduced our

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 28, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 246 funds for the six-month period and among the 239 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 27, 2007, the Fund’s Class 1 shares were closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date may continue to maintain their then-current Class 1 shares, but are no longer permitted to add to their Class 1 share positions (excluding reinvestment of dividends and distributions).

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	3

Fund overview continued

weighting to this sector as the reporting period progressed. This was beneficial as, during the last three months of the period, a return to more normal market conditions caused Pre-refunded securities to underperform many of the spread sectors that were added to the portfolio as the reporting period progressed. An overweight to the Education sector, which was built up gradually during the fiscal year, proved to be an overall positive contributor to performance. Also, a lack of exposure to the Tobacco and Airline sectors was a positive contributor to performance during the reporting period as these were among the worst performing sectors of the municipal market.

Q. What were the leading detractors from performance?

A. Our exposure to longer-term securities and a long duration position relative to the benchmark were overall detractors from performance as the yield curve steepened and municipal yields moved higher. However, during the last three months of the Fund’s fiscal year, this longer positioning began to produce positive results as the municipal yield curve started to flatten, yields peaked and some credit spreads began to tighten.

Relative to the benchmark, overweights to the Health Care1, Housing and Industrial Development/Pollution Control Revenue sectors were detractors from performance for the fiscal year, although these sectors’ performance improved during the last three months of the reporting period in response to general credit market events. Our opportunistic use of a short position in Treasury futures was an overall detractor from performance as the duration-shortening aspect of this strategy was more than offset by the outperformance of Treasuries versus municipal securities during flights to quality. However, the negative impact of this strategy was partially offset late in the fiscal year as the municipal market underperformed Treasuries.

An underweight to State and Local General Obligation bonds was also a detractor from performance for the period as the highest-quality sectors were, on balance, the best performers in the municipal market for the reporting period.

Thank you for your investment in Legg Mason Partners Managed Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 17, 2009

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

4	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — February 28, 2009

6	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2008 and held for the six months ended February 28, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	(4.42)%	$1,000.00	$955.80	0.52%	$2.52
Class A	(4.47)	1,000.00	955.30	0.67	3.25
Class B	(4.78)	1,000.00	952.20	1.21	5.86
Class C	(4.73)	1,000.00	952.70	1.22	5.91
Class I	(4.38)	1,000.00	956.20	0.49	2.38

[1]	For the six months ended February 28, 2009.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,022.22	0.52%	$2.61
Class A	5.00	1,000.00	1,021.47	0.67	3.36
Class B	5.00	1,000.00	1,018.79	1.21	6.06
Class C	5.00	1,000.00	1,018.74	1.22	6.11
Class I	5.00	1,000.00	1,022.36	0.49	2.46

[1]	For the six months ended February 28, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 2/28/09	0.35%	0.28%	-0.32%	-0.27%	0.46%
Five Years Ended 2/28/09	2.63	2.60	2.06	2.04	2.77
Ten Years Ended 2/28/09	N/A	3.73	3.19	3.16	3.91
Inception* through 2/28/09	4.15	8.18	5.08	5.11	5.04

	WITH SALES CHARGES[3]
	CLASS 1[4]	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 2/28/09	0.35%	-3.99%	-4.61%	-1.22%	0.46%
Five Years Ended 2/28/09	1.63	1.71	1.89	2.04	2.77
Ten Years Ended 2/28/09	N/A	3.28	3.19	3.16	3.91
Inception* through 2/28/09	3.56	8.01	5.08	5.11	5.04

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class 1 (Inception date of 9/12/00 through 2/28/09)			41.10%
Class A (2/28/99 through 2/28/09)			44.23
Class B (2/28/99 through 2/28/09)			36.89
Class C (2/28/99 through 2/28/09)			36.44
Class I (2/28/99 through 2/28/09)			46.77

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charge of 4.75% and 4.25%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[4]	Includes the effect of the 4.75% initial sales charge for periods prior to July 27, 2007. Effective July 27, 2007, Class 1 shares were closed to all purchases and incoming exchanges.

*	The inception dates for Class 1, A, B, C and I shares are September 12, 2000, March 4, 1981, November 6, 1992, November 9, 1994 and April 4, 1995, respectively.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B, C AND I SHARES OF LEGG MASON PARTNERS MANAGED

MUNICIPALS FUND VS. BARCLAYS CAPITAL MUNICIPAL BOND INDEX AND LIPPER GENERAL
MUNICIPAL DEBT FUNDS CATEGORY AVERAGE† — February 1999 - February 2009

†	Hypothetical illustration of $10,000 invested in Class A, B, C and I shares of Legg Mason Partners Managed Municipals Fund on February 28, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2009. The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds as of February 28, 2009. The performance of the Fund’s other class may be greater or less than the Class A, B, C and I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

Schedule of investments

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 90.7%
	Alabama — 0.5%
	Huntsville, AL, Solid Waste Disposal Authority & Resources Recovery Revenue, Refunding, MBIA:
$4,940,000	5.500% due 10/1/13(a)	$5,056,386
8,880,000	5.500% due 10/1/14(a)	9,053,871
1,000,000	Mobile, AL, IDB, Environment Improvement Revenue, International Paper Co. Project, 6.450% due 5/15/19(a)	806,740
4,000,000	Southeast Alabama Gas District, Alabama General System Revenue, AMBAC, 5.625% due 6/1/25(b)	4,313,480
	Total Alabama	19,230,477
	Alaska — 0.8%
22,725,000	Alaska Housing Finance Corp., Home Mortgage Revenue, 5.500% due 12/1/38	22,816,809
2,500,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31(a)	2,030,375
5,000,000	Alaska State Housing Financial Corp., General Housing, MBIA, 5.250% due 12/1/25	4,890,650
	Total Alaska	29,737,834
	Arizona — 2.7%
	Arizona Agricultural Improvement & Power District, Electric System Revenue, Salt River Project:
2,500,000	5.000% due 1/1/31	2,505,850
4,375,000	Refunding, 5.000% due 1/1/23	4,512,856
3,000,000	Arizona Health Facilities Authority, Revenue, Catholic Healthcare West, 6.625% due 7/1/20(b)	3,254,460
	Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project, MBIA:
3,520,000	5.000% due 8/1/18	3,857,005
2,895,000	5.000% due 8/1/20	3,086,562
	Maricopa County, AZ:
1,000,000	GO, Elementary School District, No. 08, Osborne Elementary School District, 7.500% due 7/1/09	1,020,650
	IDA:
500,000	Hospital Facilities Revenue, Samaritan Health Services, MBIA, 7.000% due 12/1/16(c)	621,985
2,450,000	MFH Revenue, Refunding Bonds, FHA, GNMA-Collateralized, 6.000% due 10/20/31	2,491,282
	Phoenix, AZ:
1,000,000	Civic Improvement Corp., Wastewater System Revenue, FGIC, 5.000% due 7/1/24	1,012,180
950,000	IDA, MFH Revenue, Ventana Palms Apartments Project, MBIA, 6.150% due 10/1/29(b)	999,609

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	11

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Arizona — 2.7% continued
	Pima County, AZ:
$90,000	IDA, Industrial Revenue Refunding, FSA, 7.250% due 7/15/10	$90,086
1,000,000	USD No. 1 Tucson, FGIC, 7.500% due 7/1/10	1,076,880
84,000	Prescott Valley, AZ, Improvement District, Special Assessment, Sewer Collection System and Roadway Repair, 7.900% due 1/1/12	84,405
	Salt Verde, AZ Financial Corp.:
	Gas Revenue:
13,275,000	5.500% due 12/1/29	9,649,597
15,750,000	5.000% due 12/1/32	10,343,340
67,580,000	5.000% due 12/1/37(d)	42,947,090
12,000,000	Senior Gas Revenue, 5.250% due 12/1/28	8,527,680
1,000,000	Tucson, AZ, IDA, Lease Revenue, University of Arizona/Marshall Foundation, AMBAC, 5.000% due 7/15/22	999,940
	University of Arizona, COP:
5,435,000	AMBAC, 5.000% due 6/1/28	4,963,296
	Unrefunded Balance, University of Arizona Project, AMBAC:
130,000	5.000% due 6/1/19	134,749
60,000	5.000% due 6/1/20	61,767
1,875,000	Yuma, AZ, IDA, MFH Revenue, Refunding Bonds, GNMA-Collateralized, 6.100% due 9/20/34(a)	1,902,038
	Total Arizona	104,143,307
	Arkansas — 0.1%
2,000,000	Arkansas State Development Financing Authority, Hospital Revenue, Washington Regional Medical Center, 7.375% due 2/1/29(b)	2,094,720
	California — 9.5%
6,400,000	ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Refunding Childrens Hospital & Research, 5.000% due 12/1/37	4,933,696
6,000,000	Anaheim, CA, Public Financing Authority Revenue, Electric Systems Distribution, 5.250% due 10/1/39(e)	5,883,360
5,000,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	4,410,150
4,180,000	Brea, CA, RDA, Refunding, Tax Allocation, Redevelopment Project AB, AMBAC, 5.000% due 8/1/23	3,424,381
500,000	California EFA Revenue, 5.625% due 7/1/23	367,495
	California Housing Finance Agency Revenue Home Mortgage:
7,000,000	4.700% due 8/1/24(a)	5,951,470
10,000,000	5.000% due 2/1/28(a)	8,229,100
8,500,000	4.700% due 8/1/36(a)	6,373,470

See Notes to Financial Statements.

12	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	California — 9.5% continued
$10,000,000	5.500% due 8/1/38	$9,913,000
12,500,000	5.600% due 8/1/38(a)	10,767,500
5,405,000	5.500% due 8/1/42(a)	5,200,259
2,100,000	California Infrastructure & Economic Development Bank Revenue, Los Angeles County Department of Public Social Services, AMBAC, 5.750% due 9/1/23	2,195,298
4,875,000	California State Department of Veteran Affairs, Home Purchase Revenue, AMBAC, 5.300% due 12/1/21	4,879,144
3,645,000	California State Department of Water Resources, Water Revenue, FSA, 5.125% due 12/1/24	3,765,795
1,810,000	California Statewide CDA Health Facility Revenue, Community Hospital of Monterey Peninsula, FSA, 5.250% due 6/1/23	1,855,431
	California Statewide CDA Revenue:
8,550,000	Catholic Healthcare West, 5.500% due 7/1/31	7,960,221
10,000,000	Enloe Medical Center, 5.750% due 8/15/38	8,797,100
9,600,000	FHA, Methodist Hospital Project, 6.750% due 2/1/38	9,881,088
40,000,000	St. Joseph Hospital, FGIC, 5.750% due 7/1/47	38,476,400
14,300,000	Castaic Lake Water Agency, COP, Revenue, MBIA, 5.250% due 8/1/23	14,671,085
3,655,000	Cucamonga County, CA, Water District, COP, FGIC, 5.125% due 9/1/31	3,419,472
10,000,000	El Dorado, CA, Irrigation District, COP, 5.750% due 8/1/39	10,073,200
24,000,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, 6.750% due 6/1/39(b)	28,291,440
	Imperial Irrigation District Electric Revenue:
7,500,000	5.000% due 11/1/33	7,272,075
20,800,000	5.125% due 11/1/38	20,287,696
3,000,000	Inglewood, CA, Public Financing Authority Revenue, Refunding, AMBAC, 5.250% due 8/1/21	3,045,900
	Long Beach, CA, Bond Finance Authority Natural Gas Purchase Revenue:
10,330,000	5.000% due 11/15/24	7,335,850
6,730,000	5.500% due 11/15/37	4,628,625
	Los Angeles, CA:
11,615,000	Convention & Exhibition Center Authority Lease Revenue, 5.125% due 8/15/22	12,259,865
31,940,000	Department of Airports Revenue, Los Angeles International Airport, 5.375% due 5/15/30(a)	28,391,466
	Water & Power Revenue, Power Systems, FSA:
1,500,000	5.000% due 7/1/23	1,549,920
7,850,000	5.000% due 7/1/26	7,992,948

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	13

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	California — 9.5% continued
	Modesto, CA, Irrigation District, COP, Capital Improvements, FSA:
$1,535,000	5.000% due 7/1/20	$1,567,296
2,210,000	5.000% due 7/1/21	2,249,426
1,680,000	5.000% due 7/1/22	1,704,612
10,785,000	Novato, CA, USD, FGIC, 5.000% due 8/1/26	10,875,163
3,000,000	Pomona, CA, Public Financing Authority Revenue, Merged Redevelopment Project, MBIA, 5.000% due 2/1/27	2,604,600
5,000,000	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, MBIA, 5.125% due 9/1/30	4,104,150
	Sacramento, CA, Area Flood Control Agency, Consolidated Capital Assessment District:
4,500,000	5.500% due 10/1/28	4,700,700
15,000,000	5.625% due 10/1/37	15,271,500
	San Francisco, CA, City & County:
16,675,000	Airports Commission, International Airports Revenue, Refunding, FGIC, 5.125% due 5/1/26	16,384,521
	COP, San Bruno Jail No. 3, AMBAC:
3,000,000	5.250% due 10/1/20	3,000,330
5,000,000	5.250% due 10/1/26	5,092,050
	University of California Revenues, AMBAC:
4,000,000	5.000% due 5/15/23	4,098,520
3,750,000	5.000% due 5/15/24	3,840,900
4,000,000	5.000% due 5/15/26	4,070,880
	Total California	372,048,548
	Colorado — 3.2%
	Colorado Educational & Cultural Facilities Authority Revenue:
1,000,000	Charter School, Bromley East Project, 7.250% due 9/15/30(b)	1,143,590
1,190,000	Unrefunded, University of Denver Project, FGIC, 5.250% due 3/1/23	1,220,059
	Colorado Health Facilities Authority Revenue:
9,250,000	Catholic Health Initiatives, 6.250% due 10/1/33	9,557,008
	Health Facility Authority, FSA:
20,000,000	5.250% due 3/1/36	17,703,800
15,000,000	5.250% due 3/1/40	13,140,750
5,000,000	Hospital Parkview Medical Center Inc. Project A, 5.000% due 9/1/37	3,625,200
1,000,000	Parkview Medical Center Project, 6.500% due 9/1/20(b)	1,123,140
500,000	Poudre Valley Health Care, 5.000% due 3/1/25	396,915

See Notes to Financial Statements.

14	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Colorado — 3.2% continued
$20,000,000	Colorado HFA, Single-Family Mortgage Revenue, MBIA, 4.800% due 11/1/37(a)	$16,267,200
2,180,000	Colorado Water Resource & Power Development Authority, FGIC, 5.375% due 11/1/20	2,295,366
6,655,000	Denver, CO, City & County, COP, AMBAC, 5.750% due 12/1/17(b)	7,250,090
8,900,000	E-470 Public Highway Authority Revenue, CO, MBIA, 5.500% due 9/1/24	7,561,707
2,000,000	Golden, CO, Sales & Use Tax Revenue, Improvement, AMBAC, 5.100% due 12/1/20	2,043,420
	Highlands Ranch Metropolitan, GO, District No. 2, FSA:
525,000	6.500% due 6/15/10(c)	562,548
475,000	6.500% due 6/15/10	507,642
51,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.500% due 11/15/38	41,429,850
500,000	Pueblo County, CO, School District No. 60, GO, FGIC, 5.250% due 12/15/20	520,270
1,000,000	University of Colorado Hospital Authority Revenue, 5.600% due 11/15/21(b)	1,100,970
	Total Colorado	127,449,525
	Connecticut — 0.9%
1,770,000	Connecticut State Development Authority, Airport Facilities Revenue, Signature Flight Co. Project, Guaranty Agreement, 6.625% due 12/1/14(a)	1,560,503
	Connecticut State HFA:
	Housing Mortgage Finance Program:
7,400,000	4.850% due 11/15/23	7,451,726
5,995,000	5.875% due 11/15/33	6,166,217
2,390,000	6.000% due 11/15/38	2,457,135
4,535,000	GO of Authority, 4.875% due 11/15/31(a)	4,024,631
	Mashantucket Western Pequot Tribe Connecticut Special Revenue:
2,000,000	5.700% due 9/1/12(f)	1,819,800
6,500,000	5.750% due 9/1/18(f)	4,980,495
7,920,000	South Central Connecticut Regional Water Authority, Water System Revenue, AMBAC, 5.375% due 8/1/30(b)	8,490,715
	Total Connecticut	36,951,222
	Delaware — 0.7%
21,395,000	Delaware State Housing Authority Revenue, Single-Family Mortgage, 5.450% due 7/1/39	21,408,693
	New Castle County, DE, GO:
3,240,000	5.000% due 7/15/33	3,278,459

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	15

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Delaware — 0.7% continued
$3,825,000	5.000% due 7/15/39	$3,864,665
	Total Delaware	28,551,817
	District of Columbia — 1.9%
	District of Columbia:
83,355,000	Hospital Revenue, Childrens Hospital Obligation Group, FSA, 5.250% due 7/15/45(d)	73,149,014
3,000,000	Revenue, American Association for the Advancement of Science, AMBAC, 5.250% due 1/1/16(d)	2,903,700
	Total District of Columbia	76,052,714
	Florida — 11.1%
2,510,000	Bonita Springs, FL, Vasari Capital Improvement, 6.950% due 5/1/32(b)	2,640,420
4,265,000	Bonnet Creek Resort Community Development District, 7.375% due 5/1/34	3,250,101
860,000	Bradford County, FL, Health Facilities, Refunding, Santa Fe Healthcare Project, 6.050% due 11/15/16(c)	987,529
6,000,000	Capital Projects Finance Authority, FL, Student Housing Revenue, Capital Projects Loan Program, Florida University, 7.850% due 8/15/31(b)	6,726,960
	Capital Region Community Development District, Capital Improvement:
915,000	6.850% due 5/1/31	777,640
935,000	6.700% due 5/1/32	764,858
4,000,000	Capital Travel Agency Revenue, Seminole Tribe Convention, 8.950% due 10/1/33(b)(f)	4,975,200
3,655,000	Century Parc Community Development District, Special Assessment, 7.000% due 11/1/31	2,740,044
2,000,000	Clay County, FL, School Board, COP, Master Lease Program, MBIA, 5.750% due 7/1/22(b)	2,146,660
310,000	Clearwater MFH Revenue, Refunding, Rent Housing Drew Gardens Project, 6.500% due 10/1/25	310,369
	Collier County, FL:
520,000	Health Facilities Authority, Moorings Inc. Project, 11.000% due 12/1/10(c)	536,879
75,000	Water-Sewer, Refunding, Water Revenue, AMBAC, 8.875% due 5/1/12(c)	83,639
2,400,000	Dade County, FL, IDR, Miami Cerebral Palsy Services Project, 8.000% due 6/1/22	2,019,192
	Escambia County, FL:
215,000	Health Facilities Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC, 5.950% due 7/1/20	210,479
	Utilities Systems Revenue:
3,000,000	FGIC, 6.250% due 1/1/15	3,349,200

See Notes to Financial Statements.

16	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 11.1% continued
$230,000	MBIA, 9.750% due 6/1/12(c)	$262,216
	Florida Housing Finance Corp. Revenue, Homeowner Mortgage:
5,690,000	5.000% due 1/1/35(a)	5,565,730
	GNMA/FNMA/FHLMC:
10,785,000	5.450% due 7/1/33	10,791,579
10,000,000	6.375% due 7/1/38	10,372,200
15,000,000	5.500% due 7/1/39	14,845,800
	Florida Municipal Loan Council Revenue, MBIA:
1,625,000	5.250% due 11/1/18	1,713,140
1,805,000	5.250% due 11/1/20	1,874,276
	Florida State Board of Education:
3,220,000	5.250% due 6/1/19	3,414,778
3,000,000	Capital Outlay, GO, Public Education, FGIC, 5.000% due 6/1/19	3,143,640
	Florida State:
1,050,000	Broward County Expressway Authority, 10.000% due 7/1/14(c)	1,307,491
1,000,000	Department of Management Services, Facilities Management, Refunding, Florida Facilities Pool, AMBAC, 5.000% due 9/1/21	1,046,380
10,000,000	Municipal Power Agency Revenue, FSA, 5.000% due 10/1/31	9,569,300
1,495,000	Gainesville, FL, Utilities Systems Revenue, 8.125% due 10/1/14(c)	1,739,044
	Highlands County, FL, Health Facilities Authority Revenue:
	Adventist Health Systems:
1,750,000	6.000% due 11/15/25(b)	2,002,245
2,750,000	5.875% due 11/15/29(b)	3,185,242
3,000,000	Adventist/Sunbelt Inc., 6.000% due 11/15/31(b)	3,337,680
	Hillsborough County, FL:
6,000,000	IDA Revenue, National Gypsum Convention, 7.125% due 4/1/30(a)	3,250,980
990,000	Utility, Refunding Bonds, MBIA, 9.875% due 12/1/11(c)	1,080,090
	Indian River County, FL, School Board COP, MBIA:
4,225,000	5.000% due 7/1/19	4,437,137
4,380,000	5.000% due 7/1/20	4,535,709
	Jacksonville, FL:
10,000,000	Health Facilities Authority Revenue, Brooks Health System, 5.250% due 11/1/38	7,709,000
4,400,000	Seminole Tribe Florida Special Obligation Revenue, 5.250% due 10/1/27(f)	2,883,056

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	17

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 11.1% continued
$2,000,000	Sales Tax Revenue, Better Jacksonville, MBIA, 5.250% due 10/1/21	$2,073,040
7,500,000	JEA District, FL, Electric System Revenue, 5.125% due 10/1/37	7,055,700
175,000	Key West, FL, Utilities, Board of Electric Revenue, Refunding, AMBAC, 9.750% due 10/1/13(c)	205,559
5,100,000	Lakeland, FL, Electric & Water Revenue, Refunding, MBIA, 5.000% due 10/1/18	5,184,507
	Lee County, FL:
20,000	Capital Bonds, MBIA, 7.400% due 10/1/09(c)	20,107
1,385,000	HFA, Brittany Phase II Project, 6.100% due 12/1/32(a)(g)	1,412,977
875,000	Justice Center, Improvement Revenue Bonds, MBIA, 11.125% due 1/1/11(c)	983,421
	Southwest Florida Regional Airport Revenue, MBIA:
425,000	8.625% due 10/1/09(c)	427,813
255,000	9.625% due 10/1/09(c)	256,928
5,000	Leon County, FL, HFA, GNMA/FNMA Collateralized, Multi-County Program, 7.300% due 1/1/28(a)	5,030
	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project:
15,000,000	7.875% due 12/15/25(a)	13,297,650
6,010,000	8.050% due 12/15/25(a)	5,342,710
2,310,000	Mediterra North Community Development District, 6.800% due 5/1/31	2,004,872
	Miami-Dade County, FL:
	Aviation Revenue, Miami International Airport:
250,000	FGIC, 5.550% due 10/1/13(a)	256,040
54,585,000	FSA, 5.000% due 10/1/41	48,567,550
10,000,000	EFA Revenue, University of Miami, 5.500% due 4/1/38	9,200,000
230,000	HFA, Home Ownership Mortgage, GNMA/FNMA Collateralized, 6.375% due 4/1/33(a)	228,632
	School Board, COP:
7,000,000	5.000% due 2/1/27	6,743,030
5,500,000	5.250% due 2/1/27	5,455,615
2,250,000	Stormwater, MBIA, 5.000% due 4/1/28	2,166,885
275,000	North Springs Improvement District, Refunding, Water & Sewer, MBIA, 7.000% due 10/1/09	283,041
	Orange County, FL:
	Health Facilities Authority Revenue:
13,000,000	Orlando Regional Healthcare System, FSA, 5.000% due 12/1/32	11,497,850

See Notes to Financial Statements.

18	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 11.1% continued
	Southern Adventist Hospital, Adventist Health Systems:
$735,000	8.750% due 10/1/09(c)	$739,954
3,000,000	6.500% due 11/15/30(b)	3,294,600
980,000	Unrefunded Balance, Hospital Healthcare, 6.000% due 10/1/26	901,855
	School Board, COP:
37,000,000	5.500% due 8/1/34(e)	36,254,080
25,250,000	AMBAC, 5.500% due 8/1/25	26,384,230
2,000,000	Tourist Development Tax Revenue, Refunding, AMBAC, 5.000% due 10/1/21	2,064,340
	Orlando, FL:
5,000,000	State Sales Tax Payments Revenue, 5.000% due 2/1/38	4,681,050
58,270,000	Tourist Development Tax Revenue, 5.500% due 11/1/38	56,769,547
935,000	Urban Community Development, Capital Improvement, 6.950% due 5/1/33(b)	1,026,097
2,740,000	Utilities Commission, Water & Electric Revenue, Refunding, 5.000% due 10/1/23	2,813,816
13,000	Osceola County, FL, IDA, Community Provider Pooled Loan Program, FSA, 7.750% due 7/1/10	13,009
1,830,000	Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13(c)	2,169,593
2,100,000	Palm Coast, FL, Utilities Systems Revenue, MBIA, 5.000% due 10/1/27	1,997,373
2,355,000	Panther Trace, FL, Community Development, Special Assessment, 7.250% due 5/1/33(b)	2,694,355
495,000	Pasco County, FL, HFA, Housing Pasco Woods Apartments Project, 5.700% due 8/1/19(a)	490,114
2,025,000	Polk County, FL, Utilities Systems Revenue, FGIC, 5.000% due 10/1/24	2,024,919
2,150,000	Port St. Lucie, FL, South Lennard Special Assessment, 7.125% due 9/1/21	1,732,943
850,000	Renaissance Community Development District, Florida Capital Improvement Revenue, 7.000% due 5/1/33	634,142
5,955,000	Reunion East Community Development District, Special Assessment, 7.375% due 5/1/33	4,034,096
1,420,000	Rivercrest Community Development District, 7.000% due 5/1/32(b)	1,598,963
1,085,000	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	698,143
	Sarasota County, FL, Public Hospital, Refunding, Sarasota Memorial Hospital, MBIA:
5,000,000	5.250% due 7/1/24	4,571,450
3,485,000	5.500% due 7/1/28	3,081,367

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	19

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 11.1% continued
$2,000,000	South Lake County, FL, Hospital District, South Lake Hospital Inc., 6.000% due 10/1/22	$1,977,060
2,000,000	St. Lucie West, FL, Services District, Special Assessment Revenue, Port St. Lucie, Refunding, Senior Lien, Water Management Benefit, MBIA, 5.250% due 5/1/25	1,579,220
3,000,000	Sunrise, FL, Utilities Systems Revenue, Refunding, AMBAC, 5.200% due 10/1/22	3,093,450
105,000	Tamarac, FL, Water & Sewer Utilities Revenue, AMBAC, 9.250% due 10/1/10(c)	109,742
	Tampa, FL:
1,000,000	Sales Tax Revenue, AMBAC, 5.375% due 10/1/21	1,037,840
	Sports Authority Revenue, GTD Parking Tampa Bay Arena Project, MBIA:
500,000	6.050% due 10/1/20	536,775
1,000,000	6.100% due 10/1/26	1,053,410
2,250,000	Water & Sewer Revenue, 6.900% due 10/1/16(c)	2,613,015
1,000,000	University of Central Florida, Athletics Association Inc., FGIC, 5.250% due 10/1/34	793,180
	Village Center Community Development District:
1,100,000	Florida Recreational Revenue, MBIA, 5.200% due 11/1/25	978,263
1,000,000	Utility Revenue, MBIA, 5.250% due 10/1/23	911,440
1,050,000	Waterchase Community Development District, 6.700% due 5/1/32(b)	1,157,205
	West Orange Healthcare District, FL:
2,000,000	5.650% due 2/1/22	1,962,220
2,000,000	5.800% due 2/1/31	1,774,300
130,000	West Palm Beach, FL, IDR, AMBAC, 11.375% due 6/1/11(c)	140,178
1,290,000	Westcoast Regional Water Supply Authority, Hillsborough County Project, AMBAC, 10.400% due 10/1/13(b)	1,358,383
	Total Florida	434,000,557
	Georgia — 2.6%
365,000	Acworth Housing Authority Revenue, Wingate Falls Apartments Project, LIQ-FHLMC, 6.125% due 3/1/17(a)	367,212
1,000,000	Albany-Dougherty Inner City Authority, COP, Public Purpose Project, AMBAC, 5.625% due 1/1/16	1,029,430
335,000	Association County Commissioners of Georgia Leasing Program COP, Unrefunded Balance, Public Purpose Project, AMBAC, 5.625% due 7/1/20	347,542
1,000,000	Atlanta Development Authority Student Housing Revenue, ADA/CAU Partners Inc., ACA, 6.250% due 7/1/24	684,000

See Notes to Financial Statements.

20	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Georgia — 2.6% continued
	Atlanta, GA, Water & Wastewater Revenue:
$1,000,000	FGIC, 5.500% due 11/1/19	$1,045,900
1,000,000	MBIA, 5.500% due 11/1/27	1,005,030
1,000,000	Bulloch County, GA, Development Authority, Student Housing Lease Revenue, Georgia Southern University Project, AMBAC, 5.000% due 8/1/22	1,024,800
	Burke County, GA, Development Authority, PCR, Oglethorpe Power Corp.:
5,000,000	7.000% due 1/1/23	5,338,150
	Vogtle Project:
18,000,000	5.500% due 1/1/33	16,672,140
22,785,000	5.700% due 1/1/43	23,630,323
1,000,000	Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, MBIA, 5.625% due 10/1/26	1,030,790
1,000,000	Columbia County, GA, Water & Sewer Revenue, FGIC, 5.500% due 6/1/25	1,010,660
400,000	Columbus, GA, Medical Center Hospital Authority Revenue, Certificates of Anticipation, 7.750% due 7/1/10(c)	419,052
2,000,000	East Point, GA, Building Authority Revenue, FSA, zero coupon bond to yield 6.249% due 2/1/20	1,102,680
	Fulton County, GA:
1,000,000	Facilities Corp., COP, Fulton County Public Purpose Project, AMBAC, 5.500% due 11/1/18	1,031,030
660,000	Residential Care Facilities, Canterbury Court Project, 6.300% due 10/1/24(b)	694,835
	Water & Sewer Revenue, FGIC:
290,000	6.375% due 1/1/14(c)	325,328
10,000	6.375% due 1/1/14	11,173
	Georgia Municipal Electric Authority:
955,000	Power System Revenue, 6.500% due 1/1/12	1,011,689
500,000	Power Revenue, AMBAC, 7.250% due 1/1/24	613,185
	Georgia Private Colleges & Universities Authority Revenue, Mercer University Project:
2,000,000	5.250% due 10/1/20	1,666,640
9,785,000	5.750% due 10/1/31(b)	11,033,077
500,000	Jefferson, GA, GO, 5.900% due 2/1/25	513,015
980,000	Lawrenceville Housing Authority, MFH Revenue, Knollwood Park Apartments Project, FNMA-Collateralized, 6.250% due 12/1/29(a)(g)	982,342
	Main Street Natural Gas Inc., GA, Gas Project Revenue:
10,000,000	5.000% due 3/15/22	7,450,400
10,885,000	5.500% due 9/15/26	8,009,074

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	21

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Georgia — 2.6% continued
$250,000	Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Refunding, AMBAC, 6.250% due 7/1/20	$292,842
500,000	Milledgeville, GA, Water & Sewer Revenue, FSA, 6.000% due 12/1/21	600,530
500,000	Monroe County, GA, Development Authority, PCR, Oglethorpe Power Corp. Scherer Project, 6.800% due 1/1/12	526,215
1,000,000	Newton County Hospital Authority Revenue, Newton Health Systems Project, AMBAC, 6.100% due 2/1/24(b)	1,059,970
	Private Colleges & Universities Authority Revenue:
2,000,000	Mercer Housing Corp. Project, 6.000% due 6/1/31	1,470,820
500,000	Mercer University Project, 5.750% due 10/1/21(b)	563,775
2,000,000	Richmond County, GA, Development Authority, Environmental Improvement Revenue, International Paper Company Project, 6.250% due 2/1/25(a)	1,428,400
	Savannah, GA, EDA:
500,000	PCR, Union Camp Corp. Project, 6.150% due 3/1/17	441,025
	Revenue, College of Arts & Design Inc. Project:
1,000,000	6.800% due 10/1/19(b)	1,053,230
4,500,000	6.900% due 10/1/29(b)	4,742,100
1,000,000	Student Housing Revenue, University Financing Foundation Project, ACA, 6.750% due 11/15/20(b)	1,109,470
1,175,000	Ware County Hospital Authority, Revenue Anticipation Certificates, MBIA, 5.500% due 3/1/21	1,156,776
	Total Georgia	102,494,650
	Hawaii — 0.1%
	Hawaii State:
2,500,000	Airports Systems Revenue, Refunding, FGIC, 5.750% due 7/1/21	2,579,150
960,000	Department of Budget & Finance, Hawaiian Electric Co. Inc., MBIA, 5.650% due 10/1/27(a)	849,725
	Total Hawaii	3,428,875
	Illinois — 1.8%
	Chicago, IL:
345,000	Metropolitan Water Reclamation District, Greater Chicago, GO, Capital Improvement Bonds, 7.000% due 1/1/11(c)	371,058
1,250,000	O’Hare International Airport, Revenue, Refunding Bonds, Lien A-2, FSA, 5.750% due 1/1/19(a)	1,284,800
	Single-Family Mortgage Revenue:
50,000	FHLMC/FNMA/GNMA-Collateralized, 7.000% due 3/1/32(a)	52,082
190,000	FNMA/GNMA-Collateralized, 6.350% due 10/1/30(a)	193,276

See Notes to Financial Statements.

22	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Illinois — 1.8% continued
	Illinois Finance Authority:
	Revenue:
$18,500,000	Advocate Health Care & Hospitals Corp. Network, 6.500% due 11/1/38	$19,013,560
30,500,000	Alexian, FSA, 5.500% due 1/1/28	29,255,295
4,000,000	Edward Hospital, AMBAC, 5.500% due 2/1/40	3,079,200
2,185,000	Student Housing, Refunding, Educational Advancement Fund Inc., 5.250% due 5/1/34	1,545,254
	Illinois Health Facilities Authority Revenue:
230,000	Methodist Medical Center of Illinois Project, 9.000% due 10/1/10(c)	239,108
1,500,000	Passavant Memorial Area Hospital, 6.000% due 10/1/24(b)	1,632,405
1,830,000	Illinois Housing Development Authority, MFH Revenue, GNMA-Collateralized, 5.750% due 12/20/32	1,838,949
	Illinois State:
2,750,000	COP, Department of Central Management Services, MBIA, 5.650% due 7/1/17	2,773,512
	GO, FGIC:
1,500,000	6.100% due 1/1/20	1,544,760
4,000,000	5.125% due 2/1/22	4,103,440
1,000,000	Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion, MBIA, 5.500% due 6/15/23	1,048,740
1,045,000	Regional Transportation Authority, FGIC, 7.750% due 6/1/20	1,345,114
160,000	Will County, IL, GO, Community Consolidated School District No. 30-C, Troy Township, FSA, 5.250% due 2/1/20	170,294
	Total Illinois	69,490,847
	Indiana — 0.6%
435,000	Indiana Bond Bank, Special Program, AMBAC, 9.750% due 8/1/09(c)	441,225
4,000,000	Indiana Health & Educational Facilities Financing Authority Revenue, Sister of St. Francis Health Services Inc., FSA, 5.250% due 5/15/41	3,639,040
	Indiana Health Facilities Financing Authority, Hospital Revenue:
2,275,000	6.375% due 8/1/31(b)	2,529,527
725,000	6.375% due 8/1/31	638,493
	Indianapolis, IN:
9,290,000	Gas Utility Revenue, 5.250% due 8/15/26	9,205,925
3,685,000	Local Public Improvement Bond Bank, 6.750% due 2/1/14(c)	4,121,378
2,000,000	North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project, 7.125% due 7/1/22	1,511,800
	Total Indiana	22,087,388

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	23

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Iowa — 0.2%
	Iowa Finance Authority Revenue:
$3,000,000	Catholic Health Initiatives, 6.000% due 12/1/18	$3,096,630
3,000,000	Health Care Facilities, Genesis Medical Center, 6.250% due 7/1/25	3,026,940
45,000	Iowa Finance Authority Single Family Revenue, Mortgage-Backed Securities Program, FNMA/GNMA-Collateralized, 6.000% due 7/1/13	45,106
	Total Iowa	6,168,676
	Kansas — 0.1%
2,575,000	Kansas State DFA Revenue, Public Water Supply Revolving Loan, AMBAC, 5.625% due 4/1/23	2,629,075
1,000,000	Overland Park, KS, Development Corp. Revenue, First Tier, 7.375% due 1/1/32(b)	1,106,410
555,000	Wyandotte County, Kansas City, KS, School District No. 204, Bonner Springs, Unrefunded Balance, FSA, 5.600% due 9/1/20	573,021
	Total Kansas	4,308,506
	Kentucky — 2.8%
	Kentucky Economic Development Finance Authority:
	Hospital Facilities Revenue, Baptist Healthcare Systems:
5,500,000	5.375% due 8/15/24	5,474,150
2,000,000	5.625% due 8/15/27	2,008,560
	Revenue, Louisville Arena Project:
5,000,000	5.750% due 12/1/28	5,045,850
9,000,000	6.000% due 12/1/33	9,043,380
5,000,000	6.000% due 12/1/38	4,999,450
7,500,000	6.000% due 12/1/42	7,477,650
	Kentucky Housing Corp., Housing Revenue:
2,000,000	5.375% due 7/1/33	1,971,800
4,810,000	5.450% due 7/1/38	4,713,031
	Kentucky Infrastructure Authority:
1,200,000	5.000% due 6/1/19	1,225,416
1,250,000	5.000% due 6/1/20	1,271,100
10,000,000	Kentucky State Municipal Power Agency, Power System Revenue, Prairie State Project, MBIA, 5.250% due 9/1/42	10,040,700
	Louisville & Jefferson County, KY:
45,000,000	Metro Government Health Facilities Revenue, Jewish Hospital St. Mary’s Healthcare, 6.125% due 2/1/37	43,921,800
15,000,000	Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	11,228,850
	Total Kentucky	108,421,737

See Notes to Financial Statements.

24	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Louisiana — 0.0%
$1,000,000	Louisiana Local Government Environmental Facilities & CDA Revenue, Refunding Bonds, Sharlo Apartments, GNMA-Collateralized, 6.500% due 6/20/37	$1,059,210
1,000,000	Rapides, LA, Finance Authority, Environmental Improvement Revenue, International Paper Co. Project, 6.550% due 11/15/23(a)	713,030
	Total Louisiana	1,772,240
	Maine — 0.1%
3,385,000	University of Maine System Revenue, AMBAC, 5.500% due 3/1/30(b)	3,387,843
	Maryland — 1.1%
	Maryland State:
3,000,000	Community Development Administration, Department of Housing & Community Development, 5.375% due 9/1/39	2,993,280
2,155,000	Economic Development Corp. Revenue, Health & Mental Hygiene Program, 7.750% due 3/1/25	1,874,936
	Health & Higher EFA Revenue:
7,500,000	Anne Arundel Health Systems, 6.750% due 7/1/39	7,621,575
5,000,000	The Johns Hopkins Hospital Issue, 5.000% due 11/15/24(b)	5,645,200
	Washington County Hospital:
6,000,000	5.750% due 1/1/33	4,603,200
12,780,000	5.750% due 1/1/38	9,570,048
12,980,000	Montgomery County, MD, Housing Opportunities Commission Revenue, 5.650% due 11/1/33	12,982,596
	Total Maryland	45,290,835
	Massachusetts — 3.9%
3,235,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.500% due 7/1/30(b)	3,429,618
50,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, 6.125% due 1/1/22(a)	49,613,000
	Massachusetts State:
	DFA Revenue:
1,000,000	May Institute Issue Inc., Radian, 5.750% due 9/1/29	744,510
1,000,000	Merrimack College Issue, MBIA, 5.000% due 7/1/22	833,400
2,200,000	Visual & Performing Arts Project, 6.000% due 8/1/21	2,440,922
	HEFA Revenue:
5,000,000	Berklee College of Music, 5.000% due 10/1/32	4,555,400
1,000,000	Berkshire Health Systems, Radian, 5.700% due 10/1/25	839,090
6,750,000	Boston Medical Center Project, 5.250% due 7/1/38	5,040,832
	Caregroup Inc.:
2,000,000	5.000% due 7/1/28	1,580,160

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	25

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Massachusetts — 3.9% continued
	MBIA:
$1,750,000	5.375% due 2/1/26	$1,478,488
1,000,000	5.375% due 2/1/27	827,450
1,500,000	5.375% due 2/1/28	1,222,695
3,000,000	Caritas Christi Obligation, 6.750% due 7/1/16	2,982,570
15,000,000	Harvard University, 5.000% due 7/15/22	15,562,650
	New England Medical Center, FGIC:
4,805,000	5.000% due 5/15/22	3,691,441
195,000	5.000% due 5/15/22(b)	213,406
3,000,000	Partners Healthcare System, 5.250% due 7/1/13	3,046,110
	University of Massachusetts:
5,030,000	Lowell Campus, FGIC, 5.250% due 10/1/31(b)	5,497,941
	Memorial Health Care Inc.:
1,250,000	6.625% due 7/1/32	1,121,363
5,000,000	5.000% due 7/1/33	3,576,200
9,000,000	Project, MBIA, 5.250% due 10/1/31(b)	10,007,460
	Worcester Campus, FGIC:
1,055,000	5.125% due 10/1/20	1,082,177
765,000	5.125% due 10/1/21	780,201
885,000	5.125% due 10/1/22	899,567
660,000	5.125% due 10/1/23	668,936
5,000,000	5.250% due 10/1/31(b)	5,465,150
	Housing Finance Agency:
	Housing Revenue, Single-Family:
10,000,000	5.350% due 12/1/33	9,877,500
5,000,000	5.400% due 6/1/39	4,875,900
7,945,000	FSA, 4.875% due 12/1/38(a)(g)	6,542,946
5,000,000	Revenue, 7.000% due 12/1/38	5,341,000
795,000	IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA, 6.500% due 8/1/37	812,919
245,000	Water Pollution Abatement Trust, Pool Program, Unrefunded Balance, 5.250% due 8/1/28	249,711
	Total Massachusetts	154,900,713
	Michigan — 3.6%
4,000,000	Byron Center, MI, Public Schools, GO, Q-SBLF, 5.000% due 5/1/22	4,094,640
4,075,000	Galesburg-Augusta, MI, Community Schools, GO, FGIC/Q-SBLF, 5.375% due 5/1/27(b)	4,295,824
	Grand Rapids, MI, Water Supply, Refunding, FGIC:
1,000,000	5.250% due 1/1/17	1,039,080
3,500,000	5.250% due 1/1/18	3,625,405

See Notes to Financial Statements.

26	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Michigan — 3.6% continued
$1,000,000	Lake Superior, MI, State University Revenue, AMBAC, 5.500% due 11/15/21	$1,046,270
	Michigan State:
28,000,000	Building Authority Revenue, Facilities Program, 6.000% due 10/15/38	28,738,080
5,530,000	COP, AMBAC, 5.500% due 6/1/27(b)	5,824,196
	Hospital Finance Authority Revenue:
16,000,000	McLaren Health Care Corp., 5.750% due 5/15/38	13,579,520
	Refunding, OSF Healthcare Systems:
5,355,000	6.125% due 11/15/19(b)	5,597,528
2,500,000	6.250% due 11/15/24(b)(d)	2,615,375
30,000,000	Trinity Health, 5.375% due 12/1/30	27,873,600
	Housing Development Authority, Rental Housing Revenue:
6,485,000	5.300% due 10/1/26(a)	6,093,565
13,240,000	AMBAC, 6.350% due 10/1/35(a)	13,556,304
	Midland, MI, GO, AMBAC:
1,000,000	5.150% due 5/1/18	1,017,270
1,030,000	5.200% due 5/1/19	1,047,891
1,340,000	5.250% due 5/1/21	1,360,221
17,000,000	Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.250% due 9/1/39	18,067,940
	Total Michigan	139,472,709
	Minnesota — 0.6%
1,500,000	Columbia Heights, MN, MFH Revenue, Crest View, GNMA-Collateralized, 6.625% due 4/20/43(b)	1,795,155
2,500,000	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	2,502,325
	Eden Prairie, MN, MFH Revenue, Rolling Hills Project, GNMA-Collateralized:
1,000,000	6.150% due 8/20/31	1,062,820
1,000,000	6.200% due 2/20/43	1,053,890
	Elk River, MN, ISD No. 728, GO, MBIA:
9,500,000	5.375% due 2/1/20	10,111,990
4,250,000	5.500% due 2/1/21	4,535,345
	Minneapolis, MN:
2,750,000	Health Care System Revenue, Allina Health Systems, 6.000% due 11/15/18(b)	3,183,702
410,000	Hospital Revenue, St. Mary’s Hospital & Rehabilitation, 10.000% due 6/1/13(c)(d)	486,584
	Total Minnesota	24,731,811

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	27

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Mississippi — 0.6%
$1,700,000	Adams County, MS, Environmental Improvement Revenue, Refunding Bonds, International Paper Co. Project, 6.800% due 8/1/24(a)	$1,296,335
3,000,000	Lowndes County, MS, Solid Waste Disposal & PCR, Refunding Bonds, Weyerhouser Co. Project, 6.800% due 4/1/22	2,504,370
19,685,000	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, AMBAC, 5.625% due 7/1/31	19,375,946
	Total Mississippi	23,176,651
	Missouri — 1.0%
	Boone County, MO, Hospital Revenue, Boone Hospital Center:
4,360,000	5.375% due 8/1/38	3,506,312
9,000,000	5.625% due 8/1/38	7,531,290
	Kansas City, MO, IDA, Revenue, AMBAC:
2,105,000	5.000% due 12/1/17	2,398,732
4,500,000	5.000% due 12/1/20	4,760,820
1,750,000	Mehlville, MO, School District North Route 9, COP, Missouri Capital Improvement Project, FSA, 5.000% due 9/1/19	1,833,807
2,000,000	Missouri State HEFA Revenue, Lake Regional Health System Project, 5.600% due 2/15/25	1,685,920
2,040,000	Missouri State Housing Development Commission Single Family Mortgage Revenue, Homeownership Loan Program, GNMA/FNMA/FHLMC, 5.300% due 3/1/39(a)	1,768,741
	North Kansas City, MO, Hospital Revenue, North Kansas City Hospital, FSA:
1,000,000	5.000% due 11/15/23	1,001,580
900,000	5.000% due 11/15/24	890,289
10,345,000	Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project, 5.000% due 12/1/32	10,009,098
1,000,000	Poplar Bluff, MO, Public Building Corp. Leasehold Revenue, MBIA, 5.250% due 9/1/22	1,045,330
1,500,000	Springfield, MO, Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC, 5.000% due 3/1/24	1,546,035
	Total Missouri	37,977,954
	Montana — 0.6%
2,380,000	Montana State Board of Housing, Single Family Program, 5.500% due 12/1/39	2,338,207
31,015,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19(a)	20,136,489
	Total Montana	22,474,696
	Nebraska — 0.6%
295,000	Douglas County, NE, Hospital Authority No. 2, Archbishop Bergan Mercy Hospital, 9.500% due 7/1/10(c)	313,195

See Notes to Financial Statements.

28	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Nebraska — 0.6% continued
$10,000,000	Nebraska Public Power District Revenue, FGIC, 5.000% due 1/1/41	$9,026,700
9,970,000	Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC, 5.000% due 1/1/23	10,176,379
2,710,000	Omaha Convention Hotel Corp., Nebraska Revenue, Refunding, Convention Center 1st Tier, AMBAC, 5.000% due 2/1/20	2,817,506
	Total Nebraska	22,333,780
	Nevada — 1.2%
11,365,000	Clark County, NV, Airport Revenue, AMBAC, 5.000% due 7/1/40	9,915,053
	Henderson, NV, Health Care Facility Revenue, Catholic West:
2,630,000	6.750% due 7/1/20(b)	2,851,551
370,000	6.750% due 7/1/20(b)	397,824
	Reno, NV, Hospital Revenue:
10,000,000	Renown Regional Medical Center Project, 5.250% due 6/1/41	7,195,800
	Washoe Medical Center, FSA:
19,350,000	5.500% due 6/1/39	16,114,874
7,500,000	5.250% due 6/1/40	5,865,900
5,000,000	Washoe County, NV, GO, Reno-Sparks Convention, FSA, 6.400% due 7/1/29(b)	5,228,850
	Total Nevada	47,569,852
	New Hampshire — 0.7%
	New Hampshire HEFA Revenue:
	Healthcare System, Covenant Health System:
1,000,000	6.125% due 7/1/31(b)	1,123,940
2,000,000	5.500% due 7/1/34	1,659,680
1,000,000	New Hampshire College, 7.500% due 1/1/31(b)	1,113,450
1,000,000	University Systems of New Hampshire, AMBAC, 5.375% due 7/1/20	1,067,560
	New Hampshire State HFA, Single-Family Mortgage Revenue:
5,920,000	5.550% due 7/1/33	5,931,781
5,000,000	5.600% due 1/1/38	5,016,800
11,490,000	5.750% due 7/1/40(a)	10,462,564
	Total New Hampshire	26,375,775
	New Jersey — 9.2%
1,500,000	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee Revenue, AMBAC, 5.000% due 1/1/25	1,275,585
870,000	Essex County, NJ, Improvement Authority Revenue, Refunding, Hampton Valley Apartments, MBIA, FHA, 5.650% due 1/1/15	870,809

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	29

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	New Jersey — 9.2% continued
	New Jersey Health Care Facilities Financing Authority Revenue:
$2,280,000	Refunding & Improvement, FSA, 5.500% due 7/1/14	$2,315,614
	Robert Wood Johnson University Hospital:
1,000,000	5.600% due 7/1/15	1,014,830
2,045,000	5.700% due 7/1/20	2,052,055
	St. Peters University Hospital:
1,500,000	6.875% due 7/1/30	1,355,250
9,000,000	5.750% due 7/1/37	6,822,360
	Trinitas Hospital Obligation Group:
2,000,000	7.400% due 7/1/20(b)	2,177,400
13,050,000	5.250% due 7/1/30	9,499,226
	New Jersey State:
	EDA:
2,000,000	First Mortgage Revenue, The Presbyterian Home at Montgomery Project, 6.375% due 11/1/31	1,436,360
1,000,000	Motor Vehicle Revenue, Motor Vehicle Surcharges, MBIA, 5.250% due 7/1/31	951,960
30,450,000	PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	29,961,277
13,110,000	Revenue, Refunding, 6.875% due 1/1/37(a)	9,669,936
10,000,000	Revenue, Refunding, Gloucester Marine Project, 6.625% due 1/1/37	7,718,500
11,030,000	Special Facility Revenue, Continental Airlines Inc. Project, 7.000% due 11/15/30(a)(g)	7,569,889
5,000,000	EFA Revenue, Richard Stockton College, 5.375% due 7/1/38	5,005,050
	Higher Education Assistance Authority, Student Loan Revenue, Student Loan:
20,000,000	5.875% due 6/1/21(a)	18,830,000
81,400,000	6.125% due 6/1/30(a)(d)	76,581,934
20,000,000	Housing & Mortgage Finance Agency Revenue, 6.500% due 10/1/38	21,152,000
	Transportation Trust Fund Authority:
453,850,000	Zero coupon bond to yield 6.750% due 12/15/37	76,564,495
71,500,000	5.875% due 12/15/38	73,066,565
2,000,000	Transportation Systems, MBIA, 6.000% due 12/15/19(b)	2,255,840
2,200,000	South Jersey Port Corp. New Jersey Revenue, Refunding, 5.000% due 1/1/23	2,236,564
	Total New Jersey	360,383,499
	New Mexico — 0.6%
6,670,000	New Mexico Mortgage Finance Authority, Single-Family Mortgage, GNMA/FNMA/FHLMC, 5.850% due 7/1/39(a)	6,325,761

See Notes to Financial Statements.

30	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	New Mexico — 0.6% continued
$15,000,000	New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services, 6.375% due 8/1/32	$15,607,500
	Total New Mexico	21,933,261
	New York — 8.4%
2,000,000	Chautauqua, NY, TOB, Asset Securitization Corp., 6.750% due 7/1/40	1,599,120
	Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters:
84,000,000	5.250% due 10/1/35	68,839,680
10,000,000	5.500% due 10/1/37	8,360,800
40,000,000	Long Island Power Authority, NY, Electric System Revenue, 6.000% due 5/1/33	41,474,400
	MTA of New York:
	Dedicated Tax Fund, FGIC:
5,130,000	5.250% due 11/15/23(b)	5,672,497
10,465,000	5.875% due 4/1/25(b)	11,059,098
10,000,000	Revenue, 6.500% due 11/15/28	10,955,400
7,500,000	Service Contract, Refunding, FGIC, 5.000% due 7/1/22	7,593,375
	New York City, NY:
6,000,000	COP, Transit Authority, MTA, Triborough Bridge & Tunnel Authority, AMBAC, 5.875% due 1/1/30(b)	6,310,980
5,000,000	HDC, MFH Revenue, 5.100% due 11/1/24	5,024,650
4,000,000	Health & Hospital Corp. Revenue, Health Systems, 5.500% due 2/15/23	4,096,360
	Industrial Development Agency Revenue, Capital Appreciation, Yankee Stadium:
9,125,000	Zero coupon bond to yield 7.780% due 3/1/38	1,388,825
8,405,000	Zero coupon bond to yield 7.800% due 3/1/39	1,195,359
	Municipal Water Finance Authority, Water & Sewer System Revenue:
5,000,000	6.000% due 6/15/33(b)	5,375,300
108,000,000	5.250% due 6/15/40	108,416,880
3,000,000	Unrefunded Balance, 6.000% due 6/15/33	3,173,010
	New York State Dormitory Authority:
	Lease Revenue:
3,500,000	School District Financing Program, MBIA, 5.750% due 10/1/22	3,607,905
	State University Dormitory Facilities:
250,000	6.000% due 7/1/14(b)	269,328
2,000,000	5.375% due 7/1/18(b)	2,254,580

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	31

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	New York — 8.4% continued
	Revenue:
$930,000	7.500% due 5/15/11	$1,000,760
7,000,000	Court Facilities, City of New York Issue, AMBAC, 5.750% due 5/15/30(b)	7,501,480
2,660,000	Department of Education, 5.000% due 7/1/24	2,640,130
3,695,000	Maimonides Medical Center, MBIA, 5.000% due 8/1/24	3,743,700
	New York State Thruway Authority, Highway & Bridge, Transportation Fund, FGIC:
2,305,000	5.400% due 4/1/17(b)	2,447,034
5,950,000	5.600% due 4/1/20(b)	6,329,372
	Orange County, NY, IDA, Civic Facilities Revenue, Arden Hill Life Care Center Project:
1,000,000	7.000% due 8/1/21	824,960
1,000,000	7.000% due 8/1/31	754,850
1,250,000	Port Authority of New York & New Jersey, Special Obligation Revenue 5th Installment, Special Project, 6.750% due 10/1/19(a)	1,058,600
5,715,000	Rensselaer County, NY, IDA, Civic Facility Revenue, Rensselaer Polytechnic Institute, 5.000% due 3/1/26	5,669,737
1,600,000	Tobacco Settlement Financing Corp., Callable Asset-Backed, AMBAC, 5.250% due 6/1/22	1,607,104
350,000	Triborough Bridge & Tunnel Authority, Convention Center Project, 7.250% due 1/1/10	363,328
	Total New York	330,608,602
	North Carolina — 0.4%
	Charlotte, NC, Governmental Facilities Projects, COP:
3,500,000	5.250% due 6/1/23	3,634,295
3,000,000	5.000% due 6/1/24	3,073,410
1,145,000	Dare County, NC, COP, AMBAC, 5.375% due 6/1/15	1,225,928
1,000,000	Monroe, NC, COP, 5.500% due 3/1/39	991,290
	North Carolina Eastern Municipal Power Agency, Power System Revenue:
2,500,000	6.700% due 1/1/19	2,547,525
1,310,000	6.000% due 1/1/26(b)	1,601,842
1,700,000	Refunding Bonds, ACA/CBI, 5.750% due 1/1/24	1,585,369
	Total North Carolina	14,659,659
	North Dakota — 0.0%
850,000	Burleigh County, ND, Health Care Revenue, MedCenter One Inc., MBIA, 5.250% due 5/1/13	849,907

See Notes to Financial Statements.

32	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Ohio — 2.7%
	Clermont County, OH, Hospital Facilities Revenue, Refunding, Mercy Health Systems, AMBAC:
$3,415,000	5.625% due 9/1/16	$3,432,314
1,000,000	5.625% due 9/1/21	1,003,600
	Cleveland, OH:
1,210,000	State University, FGIC, 5.000% due 6/1/19	1,313,637
	Waterworks Revenue, First Mortgage, MBIA, Unrefunded Balance:
20,000	5.625% due 1/1/13	19,985
15,000	5.700% due 1/1/14	14,994
	Cuyahoga County, OH:
3,000,000	Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	2,698,140
	Hospital Revenue:
1,000,000	Refunding & Improvement, MetroHealth Systems Project, MBIA, 5.625% due 2/15/17	1,001,280
5,935,000	Refunding, MetroHealth System, MBIA, 5.250% due 2/15/19	5,924,792
3,290,000	Erie County, OH, Garbage Refuse Landfill Improvement, FSA, 5.250% due 12/1/24	3,438,215
1,000,000	Franklin County, OH, Mortgage Revenue, Villas at St. Therese, GNMA-Collateralized, 5.900% due 6/20/39	1,006,540
840,000	Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, FHA, 6.600% due 8/1/25	842,192
350,000	Green Springs, OH, Health Care Facilities Revenue, St. Francis Health Care Center Project, 7.125% due 5/15/25(i)	250,082
5,400,000	Greene County, OH, Sewer Systems Revenue, Government Enterprise, AMBAC, 5.625% due 12/1/25(b)	5,891,022
	Hamilton County, OH:
2,515,000	Hospital Facilities Revenue, Cincinnati Children’s Hospital, FGIC, 5.000% due 5/15/24	2,171,451
	Sales Tax Revenue, AMBAC:
640,000	5.250% due 12/1/18	664,448
2,880,000	5.250% due 12/1/19(b)	3,087,130
730,000	5.250% due 12/1/19	754,995
2,570,000	5.250% due 12/1/32	2,433,070
2,000,000	Lakewood, OH, GO, AMBAC, 5.250% due 12/1/21(b)	2,212,060
1,000,000	Lorain County, OH, Hospital Revenue, Catholic Healthcare, 5.500% due 10/1/17	1,027,660
	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC:
10,000,000	5.375% due 11/15/23	8,650,500

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	33

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Ohio — 2.7% continued
$19,550,000	5.375% due 11/15/29	$15,371,187
	Mason, OH, COP, Municipal Facilities Project, MBIA:
1,025,000	5.000% due 12/1/17	1,071,361
1,075,000	5.000% due 12/1/18	1,118,753
1,080,000	5.000% due 12/1/19	1,117,649
1,400,000	Montgomery County, OH, Administration Building Revenue, Catholic Health Initiatives, 6.250% due 10/1/33	1,446,466
	New Albany, OH, Community Authority, Community Facilities Revenue, AMBAC:
2,700,000	5.125% due 10/1/21	2,704,077
5,500,000	5.200% due 10/1/24	5,295,235
	Ohio State:
6,000,000	Higher Educational Facility Commission Revenue, Oberlin College Project, 5.125% due 10/1/24	6,175,800
1,145,000	Water Development Authority Revenue, Refunding, Safe Water Service, 9.375% due 12/1/10(c)	1,181,411
7,410,000	Steubenville, OH, Hospital Facilities Revenue, Refunding & Improvement, Trinity Health System Obligated Group, 6.500% due 10/1/30(b)	8,054,966
	University of Cincinnati, OH, General Receipts, FGIC:
2,000,000	5.000% due 6/1/20	2,026,700
2,500,000	5.000% due 6/1/21	2,522,875
3,250,000	Warrensville Heights, OH, City School District, GO, School Improvement, FGIC, 5.750% due 12/1/24(b)	3,525,827
	Waterloo, OH, Local School District, GO, Classroom Facilities Improvement, FGIC:
2,000,000	5.125% due 12/1/24(b)	2,179,880
3,000,000	State Aid Withholding, 5.125% due 12/1/21(b)	3,269,820
	Total Ohio	104,900,114
	Oklahoma — 0.5%
5,000,000	Oklahoma State Municipal Power Authority, Power Supply System Revenue, 6.000% due 1/1/38	5,193,750
1,500,000	Pottawatomie County, OK, Development Authority Water Revenue, North Dear Creek Reservoir Project, AMBAC, 5.000% due 7/1/23	1,543,935
	Tulsa, OK:
	GO:
2,100,000	5.000% due 3/1/18	2,142,168
2,100,000	5.000% due 3/1/19	2,137,023
2,000,000	5.000% due 3/1/20	2,030,940
3,490,000	PFA, Lease Payment Revenue, Refunding Bonds, Assembly Center, 6.600% due 7/1/14	3,910,440

See Notes to Financial Statements.

34	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Oklahoma — 0.5% continued
$1,000,000	Woods County, OK, IDA, IDR, Refunding, Cargill Inc. Project, 6.250% due 10/1/14	$1,001,660
	Total Oklahoma	17,959,916
	Oregon — 0.9%
	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System:
5,000,000	5.250% due 5/1/21	5,011,150
2,000,000	Refunding, 5.750% due 5/1/15	2,077,700
	Klamath Falls, OR, Inter Community Hospital Authority Revenue, Merle West Medical Center:
625,000	6.250% due 9/1/31(b)	729,456
375,000	Unrefunded Balance, 6.250% due 9/1/31	314,846
	Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems:
1,000,000	5.250% due 10/1/16	1,056,250
1,000,000	5.250% due 10/1/20	1,024,200
	Oregon State:
	Department of Administrative Services:
2,000,000	Lottery Revenue, FSA, 5.500% due 4/1/18(b)	2,221,000
1,900,000	COP, 5.250% due 5/1/39	1,901,349
3,985,000	GO, Veterans Welfare, 5.375% due 12/1/31	3,976,871
770,000	Port of Umatilla, OR, GO, Water Revenue, LOC-Bank of America, 6.650% due 8/1/22(a)	774,489
2,885,000	Portland, OR, Community College District, 5.000% due 6/1/18(b)	3,123,359
1,000,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.250% due 3/1/21(a)	916,230
	Washington County, OR, GO:
4,330,000	5.000% due 6/1/21(b)	4,687,745
6,490,000	5.125% due 6/1/23(b)	7,044,116
	Total Oregon	34,858,761
	Pennsylvania — 1.8%
	Dauphin County, PA:
1,500,000	General Authority Revenue, Office & Packaging, 6.000% due 1/1/25	1,108,725
2,400,000	IDA, Dauphin Consolidated Water Supply Co., 6.900% due 6/1/24(a)	2,468,208
2,005,000	Harrisburg, PA, Redevelopment Authority, First Mortgage Office Building, 6.750% due 5/15/25(b)	2,265,570
1,000,000	Lancaster County, PA, Hospital Authority Revenue, Health Center, Willow Valley Retirement Project, 5.875% due 6/1/31	822,380

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	35

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pennsylvania — 1.8% continued
$1,150,000	Lancaster, PA, IDA Revenue, Garden Spot Village Project, 7.625% due 5/1/31(b)	$1,253,535
5,500,000	Lebanon County, PA, Health Facilities Authority Revenue, Hospital, Good Samaritan Hospital Project, 5.800% due 11/15/22	4,628,415
1,000,000	New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project, 6.500% due 6/1/25	844,780
1,605,000	Northampton County, PA General Purpose Authority Revenue County Agreement, FSA, 5.000% due 10/1/19	1,684,656
	Pennsylvania Housing Finance Agency, Single-Family Mortgage Revenue:
5,000,000	5.400% due 10/1/33	5,003,150
6,500,000	5.500% due 10/1/34(a)	5,965,375
12,000,000	5.450% due 10/1/38	11,808,960
	Pennsylvania State:
	Higher EFA Revenue:
985,000	Student Association Inc. Project, 6.750% due 9/1/32	785,065
1,000,000	UPMC Health Systems, 6.000% due 1/15/31	1,010,890
7,000,000	Public School Building Authority Community College Revenue, Community College of Philadelphia Project, 6.000% due 6/15/28	7,282,800
	Turnpike Commission Revenue:
3,000,000	5.250% due 6/1/36	2,906,820
13,500,000	5.000% due 6/1/39	13,436,415
	Philadelphia, PA:
5,365,000	Gas Works Revenue, General Ordinance, AMBAC, 5.000% due 10/1/20	5,401,965
1,025,000	Hospitals & Higher EFA, Hospital Revenue, Presbyterian Medical Center, 6.650% due 12/1/19(c)	1,283,525
	Total Pennsylvania	69,961,234
	Puerto Rico — 1.2%
	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue:
205,000	10.250% due 7/1/09(c)	206,318
50,000,000	5.125% due 7/1/47	46,118,500
1,000,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Ryder Memorial Hospital Project, 6.700% due 5/1/24	874,160
200,000	Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc., 6.250% due 6/1/26(a)	92,912
	Total Puerto Rico	47,291,890

See Notes to Financial Statements.

36	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Rhode Island — 0.3%
$3,270,000	Providence, RI, RDA Revenue, Refunding Bonds, Public Safety Building Project, AMBAC, 5.000% due 4/1/24	$3,249,366
3,900,000	Rhode Island Health & Education Building Corp., Refunding Bonds, Health Facilities, St. Antoine Residence, 6.125% due 11/15/18	3,944,382
	Rhode Island State Economic Development Corp.:
3,000,000	Airport Revenue, FGIC, 6.000% due 7/1/28(b)	3,223,590
3,400,000	Revenue, Providence Plaza Mall, Senior Notes, Radian, 6.125% due 7/1/20	3,184,712
	Total Rhode Island	13,602,050
	South Carolina — 0.1%
350,000	Charleston County, SC, GO, Refunding & Capital Improvement, Unrefunded Balance, 5.250% due 5/1/21	354,466
	Piedmont, SC, Municipal Power Agency, Electric Revenue:
565,000	Refunding Bonds, FGIC, 6.750% due 1/1/20(c)	729,240
670,000	Unrefunded Balance, 6.750% due 1/1/20	725,617
1,000,000	Richland County, SC, Environmental Improvement Revenue, International Paper Co. Project, 6.100% due 4/1/23(a)	742,060
2,470,000	South Carolina Jobs EDA Revenue, Myrtle Beach Convention, MBIA, 5.250% due 4/1/26	2,223,247
960,000	South Carolina Transportation Infrastructure Bank Revenue, Refunding, AMBAC, 5.000% due 10/1/23	988,128
	Total South Carolina	5,762,758
	South Dakota — 0.1%
	South Dakota State, HEFA Revenue, Avera Health:
3,500,000	5.500% due 7/1/35	2,910,040
3,000,000	5.250% due 7/1/38	2,365,080
	Total South Dakota	5,275,120
	Tennessee — 2.5%
1,250,000	Chattanooga, TN, Health Educational & Housing Facility Board Revenue, Catholic Health Initiatives, 6.250% due 10/1/33	1,299,413
2,000,000	Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue, 5.000% due 12/15/20	1,506,920
9,095,000	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	8,768,944
	Memphis-Shelby County, TN, Sports Authority Inc., Revenue, Memphis Arena Projects, AMBAC:
5,665,000	5.125% due 11/1/21(b)	6,352,391
6,915,000	5.125% due 11/1/22(b)	7,754,066
	Tennessee Energy Acquisition Corp., Gas Revenue:
1,565,000	5.000% due 2/1/21	1,137,724
8,900,000	5.000% due 2/1/22	6,345,611

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	37

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Tennessee — 2.5% continued
$36,855,000	5.250% due 9/1/22	$26,795,796
1,500,000	5.000% due 2/1/23	1,048,695
13,370,000	5.250% due 9/1/23	9,548,587
5,040,000	5.250% due 9/1/24	3,537,828
9,000,000	5.250% due 9/1/26	6,139,620
27,680,000	5.000% due 2/1/27	18,130,123
	Total Tennessee	98,365,718
	Texas — 6.1%
	Bexar County, TX:
1,500,000	Health Facilities Development Corp. Revenue, Army Retirement Residence Project, 6.300% due 7/1/32(b)	1,728,885
1,000,000	Housing Finance Corp., MFH Revenue, Waters at Northern Hills Apartments, MBIA, 6.050% due 8/1/36	730,700
23,950,000	Brazos River Authority Texas PCR, TXU Co., 8.250% due 5/1/33(a)(f)	10,738,461
	Brazos River, TX, Harbor Navigation District:
3,000,000	BASF Corp. Project, 6.750% due 2/1/10	3,131,460
	Brazoria County Environmental, Dow Chemical Co. Project:
95,500,000	5.950% due 5/15/33(a)(g)	63,620,190
5,000,000	6.625% due 5/15/33(a)	3,649,750
	Dallas-Fort Worth, TX:
4,970,000	International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35(a)	2,159,664
3,000,000	International Airport Revenue, MBIA, 6.100% due 11/1/24(a)	3,005,250
	El Paso County, TX, Housing Finance Corp., MFH Revenue:
3,000,000	American Village Communities, 6.375% due 12/1/32	2,943,900
2,390,000	La Plaza Apartments, 6.750% due 7/1/30	2,271,360
10,000	Fort Worth, TX, Housing Finance Corp., GNMA-Collateralized, Single-Family Mortgage Revenue, Capital Appreciation, zero coupon bond to yield 8.192% due 6/1/21(a)	3,723
1,775,000	Galveston, TX, Special Contract Revenue, Refunding Bonds, Farmland Industries Inc. Project, 5.500% due 5/1/15	1,523,518
4,235,000	Garza County, TX, Public Facility Corp., Project Revenue, 5.750% due 10/1/25	3,404,559
5,000,000	Gulf Coast, IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project, 8.000% due 4/1/28(a)	4,391,800
31,000,000	Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Revenue, Baylor College of Medicine, 5.625% due 11/15/32	29,801,850

See Notes to Financial Statements.

38	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 6.1% continued
	Harris County, TX, Health Facilities Development Corp.:
$2,410,000	Hospital Revenue, Texas Children’s Hospital Project, 5.375% due 10/1/16(c)	$2,483,023
2,000,000	School Health Care System, Revenue, 5.750% due 7/1/27(c)	2,254,320
1,000,000	Midland County, TX, Hospital District Revenue, Refunding, AMBAC, 5.375% due 6/1/16	999,830
2,000,000	Midlothian, TX, Development Authority, Tax Increment Contract Revenue, 7.875% due 11/15/26(b)	2,320,360
60,000,000	North Texas Tollway Authority Revenue, 5.750% due 1/1/33	55,811,400
55,000	Northside Texas, GO, ISD, Unrefunded Balance, PSFG, 6.000% due 8/15/16	57,839
994,000	Panhandle, TX, Regional Housing Finance Corp., GNMA-Collateralized, 6.650% due 7/20/42	1,050,032
1,550,000	Paris, TX, Water & Sewer Revenue, FGIC, 5.375% due 6/15/20	1,572,181
	SA Energy Acquisition, PFC, TX, Gas Supply Revenue:
21,000,000	5.500% due 8/1/23	16,152,150
2,000,000	5.500% due 8/1/25	1,498,980
17,595,000	5.500% due 8/1/26	13,025,930
4,750,000	5.500% due 8/1/27	3,474,957
2,500,000	Tarrant County, TX, Health Facilities Development Corp., Hospital Revenue, 6.700% due 11/15/30(b)	2,740,450
10,000	Weatherford, TX, ISD, Capital Appreciation, PSFG, Unrefunded Balance, zero coupon bond to yield 6.704% due 2/15/21	4,629
3,235,000	Willacy County, TX, Local Government Corp. Revenue, Refunding Project, 6.000% due 9/1/10	3,118,217
	Total Texas	239,669,368
	U.S. Virgin Islands — 0.2%
	University of the Virgin Islands, Refunding & Improvement, Bonds, ACA:
1,000,000	6.000% due 12/1/24	768,590
2,790,000	6.250% due 12/1/29	2,078,494
	Virgin Islands HFA, Single-Family Mortgage Revenue, GNMA Mortgage-Backed Securities Program, GNMA Collateralized:
115,000	6.500% due 3/1/25(a)	115,483
50,000	6.450% due 3/1/16(a)	50,756
	Virgin Islands PFA Revenue, Matching Fund Loan Notes:
2,000,000	Senior Lien, ACA/CBI, 5.500% due 10/1/18	1,807,800
	Subordinated Lien:
500,000	6.000% due 10/1/22	451,740
1,000,000	5.750% due 10/1/13	1,002,030
	Total U.S. Virgin Islands	6,274,893

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	39

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Utah — 0.0%
$695,000	Provo, UT, Electric Revenue, 10.125% due 4/1/15(c)	$876,235
330,000	Weber County, UT, Hospital Revenue, St. Benedicts Hospital Project, 10.000% due 3/1/10(c)	344,147
	Total Utah	1,220,382
	Vermont — 0.2%
	Vermont Educational & Health Buildings Agency Revenue, Norwich University Project:
2,650,000	5.500% due 9/1/28(b)	3,040,398
1,750,000	5.500% due 9/1/33(b)	2,007,810
3,185,000	Vermont Housing Finance Agency, Single-Family, FSA, 5.000% due 11/1/34(a)	3,103,623
	Total Vermont	8,151,831
	Virginia — 0.2%
4,000,000	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., 5.875% due 6/1/17	4,140,120
185,000	Fairfax County, VA, Redevelopment & Housing Authority, MFH Revenue, Refunding, Paul Spring Retirement Center, FHA, 5.900% due 6/15/17	185,736
5,000,000	Pittsylvania County, VA, GO, 5.750% due 2/1/30	5,194,850
	Total Virginia	9,520,706
	Washington — 0.3%
5,000,000	King County, WA, Public Hospital District Number 1, GO, 5.250% due 12/1/37	4,827,050
2,865,000	Port Longview, WA, Revenue, Refunding Bonds, 6.250% due 12/1/18(a)	2,886,115
	Washington State:
2,500,000	Health Care Facilities Authority Revenue, Multicare Health Systems, 6.000% due 8/15/39	2,489,500
250,000	Public Power Supply System, Nuclear Project No. 1 Revenue, Refunding, FGIC/TCRS, 7.125% due 7/1/16	313,608
	Total Washington	10,516,273
	West Virginia — 0.1%
575,000	Fairmont, WV, Water & Sewer Revenue, Refunding Bonds, AMBAC, 9.250% due 11/1/11(c)	625,709
5,000,000	West Virginia State Hospital Finance Authority Revenue, United Hospital Center Inc., FSA, 5.500% due 6/1/33	4,706,500
	Total West Virginia	5,332,209
	Wisconsin — 0.6%
3,275,000	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, 6.000% due 11/1/21(a)	3,297,794
	Wisconsin Housing & EDA, Home Ownership Revenue:
4,255,000	5.625% due 3/1/31(a)	4,086,587

See Notes to Financial Statements.

40	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Wisconsin — 0.6% continued
$12,000,000	4.950% due 9/1/31(a)	$10,297,920
	Wisconsin State HEFA Revenue:
1,000,000	Agnesian Healthcare Inc., 6.000% due 7/1/30	906,170
1,750,000	Aurora Health Care, 6.400% due 4/15/33	1,534,872
1,875,000	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,878,694
1,000,000	Medical College of Wisconsin Inc. Project, MBIA, 5.400% due 12/1/16	1,000,070
	Total Wisconsin	23,002,107
	Wyoming — 0.7%
	Wyoming CDA, Housing Revenue:
12,420,000	5.500% due 12/1/33	12,472,412
14,000,000	5.625% due 12/1/38	14,063,700
	Total Wyoming	26,536,112
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $3,720,046,485)	3,552,762,629
SHORT-TERM INVESTMENTS — 8.3%
	Colorado — 0.2%
6,800,000	Colorado Springs, CO, Utilities Revenue, Refunding, Subordinated Lien Improvement, SPA-Dexia Credit Local, 1.800%, 3/5/09(h)	6,800,000
	Delaware — 0.2%
6,100,000	University of Delaware Revenue, SPA-Bank of America, 0.600%, 3/2/09(h)	6,100,000
	Florida — 1.4%
20,000,000	Hillsborough County, FL, School Board COP, Master Lease, MBIA, LOC-Wachovia Bank N.A., 0.600%, 3/2/09(h)	20,000,000
22,100,000	JEA District, FL, Electric System Revenue, SPA-Wachovia Bank N.A., 0.550%, 3/2/09(h)	22,100,000
2,600,000	Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Miami Childrens Hospital Project, MBIA, LOC-Wachovia Bank N.A., 0.630%, 3/4/09(h)	2,600,000
	Orange County, FL:
5,470,000	Health Facilities Authority Revenue, Hospitals, Orlando Regional Healthcare, LOC-SunTrust Bank, 0.600%, 3/2/09(h)	5,470,000
2,800,000	School Board, COP, LOC-Wachovia Bank N.A., 0.550%, 3/2/09(h)	2,800,000
	Total Florida	52,970,000
	Georgia — 0.0%
1,800,000	Gainesville & Hall County, GA, Hospital Authority Revenue Anticipatory CTFS, Northeast Georgia Health System Inc., LOC-Wachovia Bank N.A., 0.550%, 3/2/09(h)	1,800,000

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	41

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Indiana — 0.9%
	Indiana State Finance Authority Revenue, Lease Appropriation, SPA-Dexia Credit Local/Bank of New York/RBS Citizens:
$6,100,000	0.850%, 3/2/09(h)	$6,100,000
29,000,000	0.850%, 3/2/09(h)	29,000,000
	Total Indiana	35,100,000
	Massachusetts — 0.8%
	Massachusetts State HEFA Revenue:
	Museum of Fine Arts, SPA-Bank of America N.A.:
12,200,000	0.400%, 3/2/09(h)	12,200,000
8,500,000	0.450%, 3/2/09(h)	8,500,000
11,800,000	Partners Healthcare Systems, 0.400%, 3/2/09(h)	11,800,000
	Total Massachusetts	32,500,000
	Michigan — 0.1%
900,000	Michigan State Housing Development Authority Ltd. Obligation Revenue, Jas Nonprofit Housing Corp. VI, LOC-Bank One Michigan, 0.630%, 3/5/09(h)	900,000
1,400,000	University of Michigan Revenue, Hospital, 0.450%, 3/2/09(h)	1,400,000
	Total Michigan	2,300,000
	Mississippi — 0.3%
11,000,000	Mississippi Development Bank, Special Obligation, Harrison, FSA, SPA-Dexia Credit Local, 4.000%, 3/5/09(h)	11,000,000
	New Jersey — 0.1%
1,000,000	Gloucester County, NJ, Industrial Pollution Control Financing Authority Revenue, Refunding Pollution Control Exxonmobil, 0.250%, 3/2/09(h)	1,000,000
900,000	New Jersey State Turnpike Authority Revenue, FSA, SPA-Dexia Credit Local, 2.000%, 3/4/09(h)	900,000
	Total New Jersey	1,900,000
	New York — 1.3%
	Long Island Power Authority, NY, Electric System Revenue, FSA, SPA-Dexia Credit Local:
3,300,000	3.250%, 3/2/09(h)	3,300,000
17,000,000	2.500%, 3/4/09(h)	17,000,000
5,000,000	New York City, NY, TFA, Future Tax Secured, Subordinated, SPA-Landesbank Hessen-Thuringen, 0.550%, 3/2/09(h)	5,000,000
	New York City, NY:
10,400,000	MBIA, SPA-Bank of Nova Scotia, 0.400%, 3/2/09(h)	10,400,000
	GO:
2,900,000	SPA-Bank of America N.A., 0.450%, 3/2/09(h)	2,900,000
	Subordinated:
4,020,000	FSA, SPA-Dexia Credit Local, 0.750%, 3/2/09(h)	4,020,000

See Notes to Financial Statements.

42	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	New York — 1.3% continued
$900,000	LOC-Dexia Credit Local, 1.250%, 3/2/09(h)	$900,000
8,600,000	New York State Dormitory Authority Revenue, Mental Health Services, Subordinated, FSA, SPA-Dexia Credit Local, 2.750%, 3/5/09(h)	8,600,000
300,000	New York State Housing Finance Agency, Revenue, Admiral Halsey Senior Apartments, LOC-Citibank N.A., 0.700%, 3/4/09(a)(h)	300,000
	Total New York	52,420,000
	North Carolina — 0.2%
8,490,000	Rowan County, NC, Industrial Facilities & Pollution Control Financing Authority, Taylor Clay Products Inc., 0.780%, 3/5/09(a)(h)	8,490,000
	Oregon — 0.2%
100,000	Medford, OR, Hospital Facilities Authority Revenue, Cascade Manor Project, LOC-KBC Bank N.V., 0.650%, 3/2/09(h)	100,000
2,565,000	Oregon State Department of Transportation Highway User Tax Revenue, Subordinated Lien, LOC-Dexia Credit Local, 1.450%, 3/5/09(h)	2,565,000
5,300,000	Oregon State GO, Veterans Welfare, SPA-Dexia Credit Local, 0.650%, 3/2/09(h)	5,300,000
	Total Oregon	7,965,000
	Pennsylvania — 0.0%
600,000	Allegheny County, PA, IDA, Health & Housing Facilities Revenue, Longwood at Oakmont Inc., LOC-Citizens Bank of Pennsylvania, 0.800%, 3/2/09(h)	600,000
	Puerto Rico — 1.3%
	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements, FSA, SPA-Dexia Credit Local:
30,200,000	0.600%, 3/2/09(h)	30,200,000
6,200,000	0.600%, 3/2/09(h)	6,200,000
12,500,000	3.380%, 3/5/09(h)	12,500,000
	Total Puerto Rico	48,900,000
	South Carolina — 0.0%
1,700,000	Mount Pleasant, SC, Water and Sewer Revenue, SPA-Bank of America, 0.650%, 3/4/09(h)	1,700,000
	Tennessee — 0.3%
11,300,000	Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC-Bank of America N.A., 0.600%, 3/2/09(h)	11,300,000
300,000	Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, LOC-Bank of America N.A., 0.600%, 3/2/09(h)	300,000
	Total Tennessee	11,600,000

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	43

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 0.4%
	Harris County, TX, Health Facilities Development Corp. Hospital Revenue, Baylor College of Medicine, AMBAC:
$14,200,000	LOC-Bank of America N.A., 0.550%, 3/2/09(h)	$14,200,000
2,000,000	LOC-Wachovia Bank N.A., 0.550%, 3/2/09(h)	2,000,000
	Total Texas	16,200,000
	Virginia — 0.6%
14,600,000	Roanoke, VA, IDA Hospital Revenue, Carilion Health Systems, FSA, SPA-Wachovia Bank N.A., 0.550%, 3/2/09(h)	14,600,000
1,500,000	Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wachovia Bank, 0.550%, 3/2/09(h)	1,500,000
	Virginia Commonwealth University VA, AMBAC, LOC-Wachovia Bank N.A:
6,150,000	0.450%, 3/2/09(h)	6,150,000
2,200,000	SPA-Wachovia Bank N.A., 0.550%, 3/2/09(h)	2,200,000
	Total Virginia	24,450,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $322,795,000)	322,795,000
	TOTAL INVESTMENTS — 99.0% (Cost — $4,042,841,485#)	3,875,557,629
	Other Assets in Excess of Liabilities — 1.0%	40,880,565
	TOTAL NET ASSETS — 100.0%	$3,916,438,194

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)	Security is issued on a when-issued basis.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2009.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(i)	Security is currently in default.

#	Aggregate cost for federal income tax purposes is $4,040,795,100.

See Notes to Financial Statements.

44	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND

Abbreviations used in this schedule:
ABAG	—Association of Bay Area Governor
ACA	—American Capital Assurance — Insured Bonds
AMBAC	—Ambac Assurance Corporation — Insured Bonds
CBI	—Certificate of Bond Insurance
CDA	—Community Development Authority
COP	—Certificate of Participation
CTFS	—Certificates
DFA	—Development Finance Agency
EDA	—Economic Development Authority
EFA	—Educational Facilities Authority
FGIC	—Financial Guaranty Insurance Company — Insured Bonds
FHA	—Federal Housing Administration
FHLMC	—Federal Home Loan Mortgage Corporation
FNMA	—Federal National Mortgage Association
FSA	—Financial Security Assurance — Insured Bonds
GNMA	—Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
HDC	—Housing Development Corporation
HEFA	—Health & Educational Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Board
IDR	—Industrial Development Revenue
IFA	—Industrial Finance Agency
ISD	—Independent School District
LIQ	—Liquidity Facility
LOC	—Letter of Credit
MBIA	—Municipal Bond Investors Assurance Corporation — Insured Bonds
MFH	—Multi-Family Housing
MTA	—Metropolitan Transportation Authority
PCR	—Pollution Control Revenue
PFA	—Public Facilities Authority
PFC	—Public Facilities Corporation
PSFG	—Permanent School Fund Guaranty
Q-SBLF	—Qualified School Board Loan Fund
RDA	—Redevelopment Agency
Radian	—Radian Asset Assurance — Insured Bonds
SPA	—Standby Bond Purchase Agreement — Insured Bonds
TCRS	—Transferable Custodial Receipts
TFA	—Transitional Finance Authority
TOB	—Tender Option Bonds Structure
USD	—Unified School District
VHA	—Veterans Health Administration

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	45

Schedule of investments continued

February 28, 2009

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND

SUMMARY OF INVESTMENTS BY INDUSTRY*
Hospitals	17.6%
Industrial Development	11.4
Pre-Refunded/Escrowed to Maturity	10.4
Transportation	10.0
Housing	9.8
Education	8.6
Electric	8.4
Water & Sewer	4.8
Leasing	4.2
Special Tax	3.5
Other Revenue	2.8
Local General Obligation	2.4
General Obligation	1.8
Miscellaneous	1.4
Resource Recovery	1.2
Utilities	0.7
State General Obligation	0.4
Public Facilities	0.3
Pollution Control	0.2
Finance	0.1
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of February 28, 2009 and are subject to change.

RATINGS TABLE†
S&P/Moody’s/Fitch‡
AAA/Aaa	21.9%
AA/Aa	31.7
A	26.1
BBB/Baa	7.5
BB/Ba	0.5
B	0.4
CCC/Caa	0.3
A-1/VMIG1	8.0
NR	3.6
100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary, then Fitch.

See pages 47 and 48 for definitions of ratings.

See Notes to Financial Statements.

46	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,

CCC,

CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	47

Bond ratings (unaudited) continued

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B,

CCC

and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG1 rating.
F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

48	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

Statement of assets and liabilities

February 28, 2009

ASSETS:
Investments, at value (Cost — $4,042,841,485)	$3,875,557,629
Cash	45,559
Interest receivable	53,511,554
Receivable for securities sold	21,150,450
Receivable for Fund shares sold	15,683,462
Receivable from broker — variation margin on open futures contracts	8,188,844
Prepaid expenses	85,368
Total Assets	3,974,222,866
LIABILITIES:
Payable for securities purchased	42,252,820
Payable for Fund shares repurchased	10,550,210
Distributions payable	2,178,822
Investment management fee payable	1,359,704
Distribution fees payable	661,987
Trustees’ fees payable	117,579
Accrued expenses	663,550
Total Liabilities	57,784,672
TOTAL NET ASSETS	$3,916,438,194
NET ASSETS:
Par value (Note 6)	$2,722
Paid-in capital in excess of par value	4,254,909,033
Undistributed net investment income	2,379,359
Accumulated net realized loss on investments and futures contracts	(198,333,101)
Net unrealized depreciation on investments and futures contracts	(142,519,819)
TOTAL NET ASSETS	$3,916,438,194
Shares Outstanding:
Class 1	2,319,797
Class A	217,476,539
Class B	8,443,497
Class C	32,375,266
Class I	11,555,690
Net Asset Value:
Class 1 (and redemption price)	$14.34
Class A (and redemption price)	$14.39
Class B*	$14.40
Class C*	$14.40
Class I (and redemption price)	$14.41
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$15.03

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 4.50% and a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	49

Statement of operations

For the Year Ended February 28, 2009

INVESTMENT INCOME:
Interest	$200,308,460
EXPENSES:
Investment management fee (Note 2)	16,622,287
Distribution fees (Notes 2 and 4)	7,887,068
Transfer agent fees (Note 4)	882,753
Legal fees	517,552
Shareholder reports (Note 4)	154,892
Registration fees	128,931
Audit and tax	114,005
Insurance	53,195
Trustees’ fees	44,919
Custody fees	25,016
Miscellaneous expenses	8,123
Total Expenses	26,438,741
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(83,452)
Net Expenses	26,355,289
NET INVESTMENT INCOME	173,953,171
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	57,679,188
Futures contracts	(73,472,852)
Net Realized Loss	(15,793,664)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(204,885,204)
Futures contracts	28,120,797
Change in Net Unrealized Appreciation/Depreciation	(176,764,407)
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(192,558,071)
DECREASE IN NET ASSETS FROM OPERATIONS	$(18,604,900)

See Notes to Financial Statements.

50	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

Statements of changes in net assets

FOR THE YEAR ENDED FEBRUARY 28, 2009 AND THE YEAR ENDED FEBRUARY 29, 2008	2009	2008
OPERATIONS:
Net investment income	$173,953,171	$138,809,978
Net realized gain (loss)	(15,793,664)	36,704,320
Change in net unrealized appreciation/depreciation	(176,764,407)	(161,725,723)
Increase (Decrease) in Net Assets From Operations	(18,604,900)	13,788,575
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(173,101,215)	(138,355,210)
Decrease in Net Assets From Distributions to Shareholders	(173,101,215)	(138,355,210)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,644,469,791	553,219,930
Reinvestment of distributions	125,665,554	78,310,685
Cost of shares repurchased	(780,545,929)	(540,998,030)
Net assets of shares issued in connection with merger (Note 7)	—	29,849,015
Increase in Net Assets From Fund Share Transactions	989,589,416	120,381,600
INCREASE (DECREASE) IN NET ASSETS	797,883,301	(4,185,035)
NET ASSETS:
Beginning of year	3,118,554,893	3,122,739,928
End of year*	$3,916,438,194	$3,118,554,893
* Includes undistributed net investment income of:	$2,379,359	$1,768,656

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	51

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS 1 SHARES[1]	2009	2008[2]	2007[3]	2006[3]	2005[3]
NET ASSET VALUE, BEGINNING OF YEAR	$15.03	$15.62	$15.34	$15.52	$15.83
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.75	0.72	0.69	0.67	0.69
Net realized and unrealized gain (loss)	(0.70)	(0.59)	0.28	(0.19)	(0.31)
Total income from operations	0.05	0.13	0.97	0.48	0.38
LESS DISTRIBUTIONS FROM:
Net investment income	(0.74)	(0.72)	(0.69)	(0.66)	(0.69)
Total distributions	(0.74)	(0.72)	(0.69)	(0.66)	(0.69)
NET ASSET VALUE, END OF YEAR	$14.34	$15.03	$15.62	$15.34	$15.52
Total return[4]	0.35%	0.77%	6.46%	3.17%	2.52%[5]
NET ASSETS, END OF YEAR (MILLIONS)	$33	$39	$44	$47	$52
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.65%	0.69%	0.69%[6]	0.74%	0.75%
Gross expenses, excluding interest expense	0.65	0.69	0.69 [6]	0.74	0.75
Net expenses	0.51 [7,8]	0.56 [7,8,9]	0.68 [6,7]	0.74 [7]	0.74 [7]
Net expenses, excluding interest expense	0.51 [7,8]	0.55 [7,8,9]	0.68 [6,7]	0.74 [7]	0.74 [7]
Net investment income	5.04	4.63	4.47	4.37	4.47
PORTFOLIO TURNOVER RATE	75%	32%	24%	4%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.45%.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective July 27, 2007, the manager has voluntarily agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.15% lower than Class A shares’ total annual operating expenses.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

52	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009	2008[2]	2007[3]	2006[3]	2005[3]
NET ASSET VALUE, BEGINNING OF YEAR	$15.07	$15.67	$15.39	$15.57	$15.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.73	0.70	0.69	0.68	0.70
Net realized and unrealized gain (loss)	(0.69)	(0.60)	0.28	(0.19)	(0.31)
Total income from operations	0.04	0.10	0.97	0.49	0.39
LESS DISTRIBUTIONS FROM:
Net investment income	(0.72)	(0.70)	(0.69)	(0.67)	(0.70)
Total distributions	(0.72)	(0.70)	(0.69)	(0.67)	(0.70)
NET ASSET VALUE, END OF YEAR	$14.39	$15.07	$15.67	$15.39	$15.57
Total return[4]	0.28%	0.60%	6.43%	3.22%	2.56%[5]
NET ASSETS, END OF YEAR (MILLIONS)	$3,129	$2,635	$2,607	$1,904	$1,995
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.66%	0.69%	0.71%[6]	0.71%	0.70%
Gross expenses, excluding interest expense	0.66	0.68	0.71 [6]	0.71	0.70
Net expenses	0.66 [7,8]	0.67 [7,8,9]	0.70 [6,7,8]	0.71 [7]	0.69 [7]
Net expenses, excluding interest expense	0.66 [7,8]	0.66 [7,8,9]	0.70 [6,7,8]	0.71 [7]	0.69 [7]
Net investment income	4.91	4.51	4.45	4.40	4.52
PORTFOLIO TURNOVER RATE	75%	32%	24%	4%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.49%.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.69%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.67% of average net assets for Class A until July 1, 2008.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	53

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009	2008[2]	2007[3]	2006[3]	2005[3]
NET ASSET VALUE, BEGINNING OF YEAR	$15.09	$15.69	$15.41	$15.58	$15.89
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.65	0.62	0.61	0.60	0.62
Net realized and unrealized gain (loss)	(0.69)	(0.60)	0.28	(0.18)	(0.31)
Total income (loss) from operations	(0.04)	0.02	0.89	0.42	0.31
LESS DISTRIBUTIONS FROM:
Net investment income	(0.65)	(0.62)	(0.61)	(0.59)	(0.62)
Total distributions	(0.65)	(0.62)	(0.61)	(0.59)	(0.62)
NET ASSET VALUE, END OF YEAR	$14.40	$15.09	$15.69	$15.41	$15.58
Total return[4]	(0.32)%	0.09%	5.88%	2.74%	2.01%[5]
NET ASSETS, END OF YEAR (MILLIONS)	$121	$153	$206	$234	$339
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.21%	1.23%	1.23%[6]	1.23%	1.22%
Gross expenses, excluding interest expense	1.21%	1.23%	1.23%[6]	1.23%	1.22%
Net expenses	1.20 [7,8]	1.18 [7,8,9]	1.21 [6,7,8]	1.23 [7]	1.21 [7]
Net expenses, excluding interest expense	1.20 [7,8]	1.18 [7,8,9]	1.21 [6,7,8]	1.23 [7]	1.21 [7]
Net investment income	4.35	4.00	3.93	3.87	4.00
PORTFOLIO TURNOVER RATE	75%	32%	24%	4%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.95%.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 1.20%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 1.18% of average net assets for Class B until July 1, 2008.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

54	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009	2008[2]	2007[3]	2006[3]	2005[3]
NET ASSET VALUE, BEGINNING OF YEAR	$15.08	$15.68	$15.40	$15.57	$15.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.64	0.61	0.61	0.59	0.62
Net realized and unrealized gain (loss)	(0.68)	(0.60)	0.28	(0.18)	(0.32)
Total income (loss) from operations	(0.04)	0.01	0.89	0.41	0.30
LESS DISTRIBUTIONS FROM:
Net investment income	(0.64)	(0.61)	(0.61)	(0.58)	(0.61)
Total distributions	(0.64)	(0.61)	(0.61)	(0.58)	(0.61)
NET ASSET VALUE, END OF YEAR	$14.40	$15.08	$15.68	$15.40	$15.57
Total return[4]	(0.27)%	0.04%	5.87%	2.72%	1.97%[5]
NET ASSETS, END OF YEAR (MILLIONS)	$466	$251	$241	$164	$182
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.21%	1.23%	1.24%[6]	1.26%	1.25%
Gross expenses, excluding interest expense	1.21	1.23	1.24 [6]	1.26	1.25
Net expenses	1.21	1.23 [7,8]	1.23 [6,7]	1.26 [7]	1.24 [7]
Net expenses, excluding interest expense	1.21	1.23 [7,8]	1.23 [6,7]	1.26 [7]	1.24 [7]
Net investment income	4.38	3.95	3.92	3.85	3.97
PORTFOLIO TURNOVER RATE	75%	32%	24%	4%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.90%.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.22%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	55

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]	2007[3]	2006[3]	2005[3]
NET ASSET VALUE, BEGINNING OF YEAR	$15.09	$15.69	$15.41	$15.59	$15.90
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.75	0.72	0.71	0.71	0.72
Net realized and unrealized gain (loss)	(0.68)	(0.59)	0.29	(0.19)	(0.30)
Total income from operations	0.07	0.13	1.00	0.52	0.42
LESS DISTRIBUTIONS FROM:
Net investment income	(0.75)	(0.73)	(0.72)	(0.70)	(0.73)
Total distributions	(0.75)	(0.73)	(0.72)	(0.70)	(0.73)
NET ASSET VALUE, END OF YEAR	$14.41	$15.09	$15.69	$15.41	$15.59
Total return[4]	0.46%	0.78%	6.61%	3.40%	2.74%[5]
NET ASSETS, END OF YEAR (MILLIONS)	$167	$41	$25	$95	$21
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.49%	0.51%	0.53%[6]	0.55%	0.51%
Gross expenses, excluding interest expense	0.49	0.51	0.53 [6]	0.55	0.51
Net expenses	0.49 [7,8]	0.50 [7,8,9]	0.52 [6,7]	0.54 [7]	0.50 [7]
Net expenses, excluding interest expense	0.49 [7,8]	0.50 [7,8,9]	0.52 [6,7]	0.54 [7]	0.50 [7]
Net investment income	5.13	4.66	4.56	4.62	4.70
PORTFOLIO TURNOVER RATE	75%	32%	24%	4%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.67%.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.51%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Effective March 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes, and extraordinary expenses) to limit total annual operating expenses to 0.50% of average net assets for Class I until July 1, 2008.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

56	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Managed Municipals Fund (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective March 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	57

Notes to financial statements continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	FEBRUARY 28, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$3,875,557,629	—	$3,875,557,629	—
Other financial instruments*	24,764,037	$24,764,037	—	—
Total	$3,900,321,666	$24,764,037	$3,875,557,629	—

*	Other financial instruments may include written options, futures, swaps and forward contracts.

(b) Financial futures contracts. The Fund may enter into financial futures contracts, as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique, or for purposes of enhancing returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization

58	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 28, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(241,253)	$241,253

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	59

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.550%
Next $1 billion	0.500
Next $1 billion	0.450
Over $2.5 billion	0.400

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Management contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.67% for Class A, 1.18% for Class B and 0.50% for Class I through July 1, 2008. In addition, effective July 27, 2007, management has agreed to voluntarily waive fees and/or reimburse operating expenses to limit total annual operating expenses for Class 1 shares to 0.15% lower than Class A shares’ total annual operating expenses.

During the year ended February 28, 2009, LMPFA reimbursed Fund expenses in the amount of $83,452.

Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the voluntary fee waiver/reimbursement (“expense cap”) shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This

60	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 28, 2009, LMIS and its affiliates received sales charges of approximately $573,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 28, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$317,000	$66,000	$140,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains of losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change has no effect on fees previously deferred. As of February 28, 2009, the Fund had accrued $41,662 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 28, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,179,527,472
Sales	2,601,788,261

At February 28, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$108,641,958
Gross unrealized depreciation	(273,879,429)
Net unrealized depreciation	$(165,237,471)

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	61

Notes to financial statements continued

At February 28, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contract to Sell:
U.S. Treasury 30-Year Bonds	6,634	6/09	$843,026,474	$818,262,437	$24,764,037

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended February 28, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$52,822	$5,437
Class A	$4,436,973	659,056	118,139
Class B	908,578	83,148	15,214
Class C	2,541,517	84,729	15,564
Class I	—	2,998	538
Total	$7,887,068	$882,753	$154,892

For the year ended February 28, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class 1	$49,193
Class A	16,841
Class B	17,351
Class C	—
Class I	67
Total	$83,452

62	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

5. Distributions to shareholders by class

	YEAR ENDED FEBRUARY 28, 2009	YEAR ENDED FEBRUARY 29, 2008
Net Investment Income:
Class 1	$1,811,198	$1,908,067
Class A	144,514,452	118,504,079
Class B	6,042,861	7,019,937
Class C	15,822,550	9,509,661
Class I	4,910,154	1,413,466
Total	$173,101,215	$138,355,210

6. Shares of beneficial interest

At February 28, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	YEAR ENDED FEBRUARY 28, 2009		YEAR ENDED FEBRUARY 29, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1
Shares sold	—	—	26,495	$410,467
Shares issued on reinvestment	122,855	$1,810,556	123,374	1,908,077
Shares repurchased	(377,107)	(5,590,602)	(360,085)	(5,578,825)
Net decrease	(254,252)	$(3,780,046)	(210,216)	$(3,260,281)
Class A
Shares sold	79,504,003	$1,178,786,507	30,417,844	$473,960,159
Shares issued on reinvestment	7,209,066	105,030,078	4,288,033	66,510,005
Shares repurchased	(44,041,452)	(630,727,253)	(28,023,271)	(434,520,683)
Shares issued with merger	—	—	1,769,279	27,738,328
Net increase	42,671,617	$653,089,332	8,451,885	$133,687,809
Class B
Shares sold	1,528,964	$22,752,497	625,823	$9,752,855
Shares issued on reinvestment	301,101	4,405,891	247,241	3,840,276
Shares repurchased	(3,529,359)	(51,977,113)	(3,969,344)	(61,810,417)
Shares issued with merger	—	—	83,634	1,312,629
Net decrease	(1,699,294)	$(24,818,725)	(3,012,646)	$(46,904,657)

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	63

Notes to financial statements continued

	YEAR ENDED FEBRUARY 28, 2009		YEAR ENDED FEBRUARY 29, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold	19,466,594	$288,747,224	3,221,700	$50,177,236
Shares issued on reinvestment	734,848	10,683,085	359,311	5,575,901
Shares repurchased	(4,470,610)	(64,057,279)	(2,353,549)	(36,607,389)
Shares issued with merger	—	—	35,168	551,644
Net increase	15,730,832	$235,373,030	1,262,630	$19,697,392
Class I
Shares sold	10,540,602	$154,183,563	1,211,246	$18,919,213
Shares issued on reinvestment	260,683	3,735,944	30,711	476,426
Shares repurchased	(1,956,373)	(28,193,682)	(159,960)	(2,480,716)
Shares issued with merger	—	—	15,698	246,414
Net increase	8,844,912	$129,725,825	1,097,695	$17,161,337

7. Transfer of net assets

On March 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners National Tax Free Bond Fund, pursuant to a plan of reorganization approved by Legg Mason Partners National Tax Free Bond Fund shareholders. Total shares issued by the Fund and the total net assets of the Legg Mason Partners National Tax Free Bond Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Partners National Tax Free Bond Fund	1,903,779	$29,849,015	$3,123,686,025

The total net assets of the Legg Mason Partners National Tax Free Bond Fund before acquisition included unrealized appreciation of $472,650 and accumulated net realized loss of $3,431,292. Total net assets of the Fund immediately after the transfer were $3,153,535,040. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Daily 3/31/2009	$0.060154	$0.058587	$0.052035	$0.052165	$0.060743

64	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

The tax character of distributions paid during the fiscal years ended February 28, 2009 and February 29, 2008, respectively, was as follows:

	2009	2008
Distributions Paid From:
Tax-exempt income	$172,573,103	$138,072,891
Ordinary income	528,112	282,319
Total distributions paid	$173,101,215	$138,355,210

As of February 28, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$2,578,035
Capital loss carryforward*	(97,692,866)
Other book/tax temporary differences(a)	(102,885,296)
Unrealized appreciation/(depreciation)(b)	(140,473,434)
Total accumulated earning/(losses) — net	$(338,473,561)

*	During the taxable year ended February 28, 2009, the Fund utilized $90,413,499 of its capital loss carryover available from prior years. As of February 28, 2009, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
2/29/2012	$(95,468)
2/28/2013	(64,428,400)
2/28/2014	(33,168,998)
$(97,692,866)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	65

Notes to financial statements continued

transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

66	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	67

Notes to financial statements continued

identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges,

68	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Managed Municipals Fund 2009 Annual Report	69

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Managed Municipals Fund, a series of Legg Mason Partners Income Trust, as of February 28, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Managed Municipals Fund as of February 28, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 23, 2009

70	Legg Mason Partners Managed Municipals Fund 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Managed Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Partners Managed Municipals Fund	71

Board approval of management and subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic

72	Legg Mason Partners Managed Municipals Fund

intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as general municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”). In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after

Legg Mason Partners Managed Municipals Fund	73

Board approval of management and subadvisory agreements (unaudited) continued

payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as general municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and Actual Management Fee (which reflects a fee waiver) was slightly above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its contractual management fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

74	Legg Mason Partners Managed Municipals Fund

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Managed Municipals Fund	75

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Managed Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

76	Legg Mason Partners Managed Municipals Fund

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

Legg Mason Partners Managed Municipals Fund	77

Additional information (unaudited) continued

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	67
Other board memberships held by Trustee	None

78	Legg Mason Partners Managed Municipals Fund

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

Legg Mason Partners Managed Municipals Fund	79

Additional information (unaudited) continued

Information about Trustees and Officers

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	67
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	148
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)

80	Legg Mason Partners Managed Municipals Fund

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)
JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

Legg Mason Partners Managed Municipals Fund	81

Additional information (unaudited) continued

Information about Trustees and Officers

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

82	Legg Mason Partners Managed Municipals Fund

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from March 2008 through November 2008 and in January 2009 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 97.29% and 99.52% of the net investment income distribution paid in December 2008 and February 2009 respectively, qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Legg Mason Partners Managed Municipals Fund	83

Legg Mason Partners

Managed Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Managed Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Managed Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02207 4/09 SR09-798

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 29, 2008 and February 28, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $168,000 in 2008 and $155,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $46,994 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,200 in 2008 and $39,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Income Trust were $17,700 in 2008 and $0 in 2009. The services consisted of procedures performed in connection with the mergers of Legg Mason Partners funds on February 2, 2007 and March 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee August implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	May 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	May 5, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	May 5, 2009